CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                          Registration Statement No 333-129918-0

                                 CMBS NEW ISSUE

                                  CSMC 2006-C1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,785,803,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-C1

[COLUMN FINANCIAL LOGO]
A Credit Suisse Company

[GMAC COMMERCIAL MORTGAGE LOGO]

[KEYBANK LOGO]

[NCB FSB LOGO]
A National Cooperative Bank Company

CREDIT SUISSE                                    GMAC COMMERCIAL HOLDING CAPITAL
                                                                   MARKETS CORP.

KEYBANC CAPITAL MARKETS                           BANC OF AMERICA SECURITIES LLC

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

I.      TRANSACTION OFFERING (1)

                         INITIAL      APPROXIMATE                            ASSUMED
                        PRINCIPAL     % OF TOTAL                             WEIGHTED
                         BALANCE       INITIAL    APPROXIMATE    INITIAL     AVERAGE   EXPECTED   EXPECTED
           EXPECTED    OR NOTIONAL    PRINCIPAL     CREDIT    PASS-THROUGH     LIFE    MATURITY   PRINCIPAL      LEGAL
  CLASS   RATINGS (2)     AMOUNT       BALANCE      SUPPORT     RATE (3)    (YEARS)(4)    (4)    WINDOW (4)      STATUS    ERISA (5)
-------- ---------- ---------------   ----------  ----------- ------------ ----------- -------- ------------- ------------ ---------
OFFERED CERTIFICATES:
   A-1     AAA/AAA  $   101,000,000      3.36%      30.00%         %            2.5     07/10   04/06 - 07/10    Public       Yes
   A-2     AAA/AAA  $   235,000,000      7.82%      30.00%         %            4.4     02/11   07/10 - 02/11    Public       Yes
   A-3     AAA/AAA  $   336,916,000     11.22%      30.00%         %            6.7     02/13   11/12 - 02/13    Public       Yes
   A-AB    AAA/AAA  $   155,000,000      5.16%      30.00%         %            7.1     06/15   02/11 - 06/15    Public       Yes
   A-4     AAA/AAA  $   698,000,000     23.24%      30.00%         %            9.6     12/15   06/15 - 12/15    Public       Yes
  A-1-A    AAA/AAA  $   576,577,000     19.20%      30.00%         %            8.6     01/16   04/06 - 01/16    Public       Yes
   A-M     AAA/AAA  $   300,356,000     10.00%      20.00%         %            9.8     01/16   01/16 - 01/16    Public       Yes
   A-J     AAA/AAA  $   236,531,000      7.88%      12.13%         %            9.8     02/16   01/16 - 02/16    Public       Yes
    B      AA+/AA+  $    18,772,000      0.62%      11.50%         %            9.9     02/16   02/16 - 02/16    Public       Yes
    C       AA/AA   $    37,545,000      1.25%      10.25%         %            9.9     02/16   02/16 - 02/16    Public       Yes
    D      AA-/AA-  $    33,790,000      1.12%       9.13%         %            9.9     02/16   02/16 - 02/16    Public       Yes
    E       A+/A+   $    22,526,000      0.75%       8.38%         %            9.9     02/16   02/16 - 02/16    Public       Yes
    F        A/A    $    33,790,000      1.12%       7.25%         %            9.9     02/16   02/16 - 02/16    Public       Yes
NON-OFFERED CERTIFICATES (6):
    G       A-/A-   $    30,036,000      1.00%       6.25%         %            9.9     02/16   02/16 - 02/16 Private-144A    Yes
    H     BBB+/BBB+ $    33,790,000      1.12%       5.13%         %            9.9     02/16   02/16 - 02/16 Private-144A    Yes
    J      BBB/BBB  $    30,036,000      1.00%       4.13%         %            9.9     02/16   02/16 - 02/16 Private-144A    Yes
    K     BBB-/BBB- $    37,544,000      1.25%       2.88%         %            9.9     02/16   02/16 - 02/16 Private-144A    Yes
    L      BB+/BB+  $    15,018,000      0.50%       2.38%         %            9.9     03/16   02/16 - 03/16 Private-144A    No
    M       BB/BB   $    11,263,000      0.37%       2.00%         %           10.0     03/16   03/16 - 03/16 Private-144A    No
    N      BB-/BB-  $    11,264,000      0.38%       1.63%         %           10.0     03/16   03/16 - 03/16 Private-144A    No
    O       B+/B+   $     3,754,000      0.12%       1.50%         %           10.0     03/16   03/16 - 03/16 Private-144A    No
    P        B/B    $     3,755,000      0.13%       1.38%         %           10.0     03/16   03/16 - 03/16 Private-144A    No
    Q       B-/B-   $     7,509,000      0.25%       1.13%         %           10.0     03/16   03/16 - 03/16 Private-144A    No
    S       NR/NR   $    33,790,222      1.13%       0.00%         %           13.2     10/25   03/16 - 10/25 Private-144A    No
   A-X     AAA/AAA  $ 3,003,562,222(7)    N/A         N/A          %            8.4     10/25        N/A      Private-144A    Yes
  A-SP     AAA/AAA                 (7)    N/A         N/A          %                                 N/A      Private-144A    Yes
 A-Y (8)   AAA/AAA  $   125,306,365(7)    N/A         N/A          %            9.7     10/25        N/A      Private-144A    Yes
   CCA      NR/NR   $     1,870,000       N/A         N/A          %            8.2     10/14   11/07 - 10/14 Private-144A    No

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.
(2) These classes are expected to be rated by Standard & Poor's Ratings Services and Fitch, Inc. "NR" means not rated.
(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.
(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.
(6)  Not offered by the free writing prospectus or this term sheet.
(7)  Notional Amount.
(8) Represents aggregation of interest strips off all of the residential cooperative mortgage loans being sold by NCB, FSB. Those interest strips are taken into account in calculating the net WAC of the mortgage pool.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

II.     MORTGAGE LOAN SELLER PROFILE

        Column Financial, Inc., "Column," will be selling 239 mortgage loans, representing 58.2% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

        GMAC Commercial Mortgage Corporation, "GMACCM," will be selling 45 mortgage loans, representing 26.4% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. GMACCM's principal offices are located at 200 Witmer Road, Horsham, Pennsylvania 19044.

        KeyBank National Association, "KeyBank," will be selling 59 mortgage loans, representing 8.6% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2005, KeyBank had total assets of approximately $88.96 billion, total liabilities including minority interests in consolidated subsidiaries, of approximately $82.02 billion and approximately $6.94 billion in stockholders' equity. As of December 31, 2005, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $13.7 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.7 billion in commercial mortgage loans in 2005 and has a current servicing portfolio of $73.7 billion.

        NCB, FSB, will be selling 74 mortgage loans, representing 6.8% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB is headquartered in Hillsboro, Ohio and maintains offices in Washington, D.C. and New York City. NCB, FSB is a wholly owned subsidiary of National Consumer Cooperative Bank. NCB, FSB, together with its parent, have securitized over $4.1 billion of commercial and multifamily loans in 34 public securitization transactions, including agency mortgage backed security transactions.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

III.    COLLATERAL OVERVIEW (1)

        -   MORTGAGE LOAN POOL
            Initial Net Mortgage Pool Balance:        $3,003,562,222
            Average Cut-off Date Principal Balance:   $7,202,787
            Loans / Properties:                       417 / 527
            Largest Loan:                             9.3%
            Five Largest Loans / Group of Loans:      25.8%
            Ten Largest Loans / Group of Loans:       33.7%

        -   PROPERTY TYPE CONCENTRATIONS
            Retail:                                   39.0% (Anchored 29.3%,
                                                      Unanchored 9.7%)
            Office:                                   25.8%
            Multifamily (2):                          19.1%
            Hotel:                                    10.7%
            Industrial:                               2.1%
            Mixed Use:                                2.0%
            Self Storage:                             1.0%
            Other:                                    0.4%

        -   GEOGRAPHIC DISTRIBUTION
            New York:                                 17.5%
            California:                               13.5% (Southern 9.8%,
                                                      Northern 3.7%) (3)
            Texas:                                    7.2%
            Missouri                                  6.9%
            Georgia:                                  5.3%
            Florida:                                  4.6%
            Virginia:                                 4.6%
            Other:                                    36 other states and the
                                                      District of Columbia,
                                                      each individually 4.0% or
                                                      less

        -   CREDIT STATISTICS
            Wtd. Avg. Underwritten DSCR (4):          1.91x
            Wtd. Avg. Cut-off Date LTV Ratio:         63.0%
            Wtd. Avg. Balloon/ARD LTV Ratio (5):      56.1%

(1) All information provided based on a Cut-off Date in March 2006 unless otherwise noted.
(2) Includes Cooperative and Manufactured Housing properties, which comprise 5.0% and 0.8% of the initial net mortgage pool balance, respectively.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.
(4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.
(5)  Excludes fully amortizing loans.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

        -   LOANS WITH RESERVE REQUIREMENTS ((1), (2))
            Tax escrows:                              92.0%
            Insurance escrows:                        89.2%
            Cap. Ex escrows:                          82.6%
            TI/LC escrows (3):                        85.8%

        -   MORTGAGE LOAN POOL CHARACTERISTICS
            Gross WAC:                                5.6208%
            Wtd. Avg. Remaining Term (4):             107 Months
            Wtd. Avg. Seasoning:                      5 Months
            Call Protection:                          All of the mortgage loans
                                                      provide for either a
                                                      prepayment lockout period
                                                      ("Lockout"), a defeasance
                                                      period ("Defeasance"), a
                                                      yield maintenance premium
                                                      period ("YMP"), a static
                                                      prepayment premium period
                                                      ("SPP"), or a combination
                                                      thereof.

            Ownership Interest:                       98.4% (Fee); 1.3%
                                                      (Leasehold); and 0.4%
                                                      (Fee/Leasehold)

            Delinquency:                              None of the mortgage loans
                                                      were delinquent with
                                                      respect to any monthly
                                                      debt service payment for
                                                      30 days or more as of the
                                                      March 2006 due date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes loans that provide for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

IV.   TRANSACTION OVERVIEW

OFFERED CERTIFICATES:            Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M,
                                 A-J, B, C, D, E and F

PASS-THROUGH STRUCTURE:          Senior/Subordinate, Sequential Pay Pass-Through
                                 Certificates

MORTGAGE LOAN SELLERS:           Column Financial, Inc., GMAC Commercial
                                 Mortgage Corporation, KeyBank National
                                 Association and NCB, FSB

SPONSORS:                        Column Financial, Inc., GMAC Commercial
                                 Mortgage Corporation, KeyBank National
                                 Association and NCB, FSB

BOOKRUNNER/LEAD MANAGER:         Credit Suisse Securities (USA) LLC

CO-MANAGERS:                     GMAC Commercial Holding Capital Markets Corp.,
                                 KeyBank Capital Markets, a Division of McDonald
                                 Investments Inc., and Banc of America
                                 Securities LLC

RATING AGENCIES:                 Standard & Poor's Ratings Services and Fitch,
                                 Inc.

MASTER SERVICERS:                GMAC Commercial Mortgage Corporation, KeyCorp
                                 Real Estate Capital Markets, Inc. and NCB, FSB

PRIMARY SERVICERS:               GMAC Commercial Mortgage Corporation, KeyCorp
                                 Real Estate Capital Markets, Inc. and NCB, FSB

SPECIAL SERVICERS:               GMAC Commercial Mortgage Corporation and
                                 National Consumer Cooperative Bank

TRUSTEE:                         Wells Fargo Bank, N.A.

CUT-OFF DATE:                    March 2006

SETTLEMENT DATE:                 On or about March 22, 2006

DISTRIBUTION DATE:               The fourth business day following the
                                 Determination Date in each month, beginning
                                 April 2006

DETERMINATION DATE:              The eleventh calendar day of the month, or, if
                                 the eleventh calendar day is not a business day, the next succeeding business day, beginning in April 2006

MINIMUM DENOMINATIONS:           $10,000 for all offered Certificates and in
                                 additional multiples of $1

SETTLEMENT TERMS:                DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest

ERISA: Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E and F are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:                   REMIC

ANALYTICS:                       Cashflows are expected to be available through
                                 Bloomberg, the Trepp Group, and Intex
                                 Solutions.

TAX NOTICE:                      THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO
                                 BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF
                                 AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX
                                 PENALTIES. THIS TERM SHEET IS WRITTEN AND
                                 PROVIDED BY THE DEPOSITOR IN CONNECTION WITH
                                 THE PROMOTION OR MARKETING BY THE MANAGERS OF
                                 THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS
                                 TERM SHEET. INVESTORS SHOULD SEEK ADVICE BASED
                                 ON THEIR PARTICULAR CIRCUMSTANCES FROM AN
                                 INDEPENDENT TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

V.      STRUCTURE DESCRIPTION

[CHART]

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-3, A-AB and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q
        and S Certificates. The Class A-Y Certificates represent an aggregation of interest strips off, and will accrue interest on, the total principal balance of the residential cooperative mortgage loans being sold by NCB, FSB (such mortgage loans, collectively, the "Class A-Y Co-op Mortgage Loans"). The Free Writing Prospectus describes the notional amounts on which the Classes A-X, A-SP and A-Y will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of determining the weighted average net coupon for the mortgage pool will be the relevant net coupon less the Class A-Y strip rate of 0.10% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to 0.10% per annum (adjusted in non 30 day months). The Free Writing Prospectus describes the pass-through rates at which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class S through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

VI.     YIELD MAINTENANCE CHARGES / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE CHARGES:       Yield Maintenance Charges (exclusive of any
                                 Yield Maintenance Charges allocated to the Class A-Y) will generally be distributed on each Distribution Date as follows: A portion
                                 (based on the product of the Base Interest
                                 Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G,
                                 H, J and K Certificates (the "Yield Maintenance
                                 Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP Certificates.

                                 With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                                 - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                                 - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                 With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                                 - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                 - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

STATIC PREPAYMENT PREMIUMS:      Static Prepayment Premiums (exclusive of any
                                 Static Prepayment Premiums allocated to the Class A-Y) will generally be distributed on any Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described above) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G,
                                 H, J and K Certificates. The remainder will be distributed to Class A-X.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

VI.     YIELD MAINTENANCE CHARGES / STATIC PREPAYMENT PREMIUM ALLOCATION
        (CONTINUED)

YIELD MAINTENANCE CHARGE         The following is an example of the Yield
EXAMPLE:                         Maintenance Charge allocation based on the
                                 following assumptions:

                                 -   Class receiving 100% of the principal is
                                     A-1

                                 -   Mortgage rate: 8.00%

                                 -   The Discount Rate at time of prepayment:
                                     5.75%

                                 - The Class A-1 Pass-Through Rate is equal to 7.00%

                                 - The mortgage loan does not contribute to the Class A-Y

METHOD                                                CLASS A-1 CERTIFICATES          CLASS A-X / CLASS A-SP CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)             (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                         (8.00%-5.75%)

Yield Maintenance Charge Allocation                   55.56%                          44.44%

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

VII.    ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:  Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicers will generally be allocated pro-rata to each interest-bearing Class of Certificates (other than the class A-Y certificates and the class CCA certificates) in proportion to the amount of interest accrued on such Class for such distribution date. However, a portion of any such uncovered Prepayment Interest Shortfall incurred in respect of a Class A-Y Coop Mortgage Loan will be allocable to the Class A-Y Certificates to the extent described in the Free Writing Prospectus. The class CCA certificates will only share in uncovered Prepayment Interest Shortfalls due to interest shortfalls on the Carlton Court Apartments Mortgage Loan.

ADVANCES:                        Each Master Servicer will generally be required
                                 to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicers will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that a Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:            On any Distribution Date on which the mortgage
                                 pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                 Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free
                                 Writing Prospectus), the Master Servicers, or the Special Servicers. The relative priorities of such parties with respect to exercising this option are described in the Free Writing
                                 Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                       MORTGAGED REAL PROPERTIES BY STATE

[GRAPHIC]

                                                                       WEIGHTED
                         NUMBER OF                     PERCENTAGE OF    AVERAGE                  WEIGHTED
                         MORTGAGED     CUT-OFF DATE     INITIAL NET    MORTGAGE    WEIGHTED      AVERAGE
                            REAL         PRINCIPAL     MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
STATE                    PROPERTIES     BALANCE (1)       BALANCE        RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
New York                     84      $    525,775,606      17.5%        6.2003%     4.02x         36.9%
California                   67           404,944,538      13.5%        5.5683%     1.54          63.2%
  Southern California (2)    57           294,219,102       9.8%        5.5337%     1.58          63.7%
  Northern California (2)    10           110,725,437       3.7%        5.6602%     1.44          61.9%
Texas                        39           217,584,132       7.2%        5.5048%     1.36          73.6%
Missouri                     6            206,701,541       6.9%        4.5424%     1.82          56.1%
Georgia                      27           158,646,225       5.3%        5.5241%     1.30          74.7%
Florida                      37           138,940,561       4.6%        5.6474%     1.49          69.1%
Virginia                     19           136,858,789       4.6%        5.4313%     1.40          71.6%
Pennsylvania                 18           118,834,655       4.0%        5.5692%     1.37          76.0%
Arizona                      17            91,757,401       3.1%        5.5919%     1.36          70.5%
North Carolina               17            87,827,707       2.9%        5.6156%     1.32          73.7%
Maryland                     11            78,341,260       2.6%        5.6575%     1.37          68.9%
Ohio                         22            75,167,274       2.5%        5.4367%     1.34          75.4%
Oregon                       3             68,597,158       2.3%        5.5531%     1.28          70.8%
Michigan                     17            63,924,679       2.1%        5.7487%     1.46          66.7%
Colorado                     9             63,624,656       2.1%        5.6823%     1.43          66.7%
Connecticut                  12            50,323,076       1.7%        5.5615%     1.51          68.8%
Washington                   15            50,299,471       1.7%        5.7617%     1.36          65.3%
New Jersey                   5             48,508,093       1.6%        5.6211%     1.61          67.7%
District of Columbia         1             40,500,000       1.3%        6.1100%     1.49          69.3%
Nevada                       9             39,597,460       1.3%        5.2770%     1.52          68.1%
Illinois                     18            34,274,894       1.1%        5.7733%     1.50          67.0%
Indiana                      6             32,166,557       1.1%        5.5957%     1.40          68.3%
Tennessee                    6             30,228,968       1.0%        5.6372%     1.51          70.9%
Oklahoma                     4             29,940,834       1.0%        5.4721%     1.52          78.2%
Minnesota                    6             28,728,474       1.0%        5.6977%     1.34          74.0%
South Carolina               6             23,027,120       0.8%        5.7073%     1.55          67.6%
Alabama                      4             18,956,010       0.6%        5.6618%     1.24          79.5%
Wisconsin                    11            17,825,000       0.6%        5.4500%     1.24          66.3%
Massachusetts                4             16,582,663       0.6%        5.4690%     1.44          66.5%
Delaware                     2             13,682,056       0.5%        5.4706%     1.29          65.2%
Kansas                       2             12,190,821       0.4%        5.6889%     1.72          64.2%
Hawaii                       1             11,426,358       0.4%        5.3600%     1.71          49.3%
Mississippi                  2             11,186,374       0.4%        5.7000%     1.27          78.6%
New Mexico                   2             10,082,583       0.3%        5.3456%     1.66          65.7%
Kentucky                     3              9,551,039       0.3%        5.8541%     1.38          75.5%
Louisiana                    2              7,417,303       0.2%        6.0201%     1.36          74.5%
Arkansas                     2              5,502,442       0.2%        5.3072%     1.31          76.0%
Maine                        4              5,344,541       0.2%        5.9800%     1.22          63.6%
Nebraska                     1              5,072,094       0.2%        5.4000%     1.28          75.7%
West Virginia                2              4,424,989       0.1%        5.8831%     1.83          60.3%
Wyoming                      1              3,376,130       0.1%        5.2000%     1.25          75.2%
Utah                         1              3,012,949       0.1%        7.6500%     1.20          47.8%
New Hampshire                1              1,490,749      0.05%        5.6100%     1.27          63.4%
South Dakota                 1              1,316,991      0.04%        6.3500%     1.20          74.0%

                         ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     527      $  3,003,562,222     100.0%        5.6208%     1.91x         63.0%
                         ==================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

[CHART]

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                     WEIGHTED
                             NUMBER OF                              PERCENTAGE OF     AVERAGE                      WEIGHTED
                             MORTGAGED          CUT-OFF DATE         INITIAL NET     MORTGAGE       WEIGHTED        AVERAGE
                                REAL              PRINCIPAL         MORTGAGE POOL    INTEREST       AVERAGE      CUT-OFF DATE
PROPERTY TYPE                PROPERTIES          BALANCE (1)           BALANCE         RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Retail                          217          $     1,172,098,278        39.0%         5.3611%        1.47x           67.5%
Office                           60                  775,182,093        25.8%         5.9420%        1.39            58.5%
Multifamily                     165                  573,243,387        19.1%         5.5316%        3.81            57.2%
Hotel                            34                  320,727,034        10.7%         5.9440%        1.51            66.9%
Industrial                       23                   61,618,899         2.1%         5.8116%        1.60            63.1%
Mixed Use                        16                   59,542,757         2.0%         5.5699%        1.47            70.1%
Self Storage                     9                    30,238,525         1.0%         5.6605%        1.40            68.4%
Other                            3                    10,911,250         0.4%         4.9800%        2.61            45.5%

                             -------------------------------------------------------------------------------------------------
                                527          $     3,003,562,222       100.0%         5.6208%        1.91x           63.0%
                             =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                      WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF    AVERAGE                      WEIGHTED
                                        MORTGAGED     CUT-OFF DATE     INITIAL NET    MORTGAGE      WEIGHTED         AVERAGE
                        PROPERTY          REAL          PRINCIPAL     MORTGAGE POOL   INTEREST      AVERAGE       CUT-OFF DATE
PROPERTY TYPE           SUB-TYPE       PROPERTIES      BALANCE (1)       BALANCE        RATE        U/W DSCR      LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
RETAIL
                        Anchored (2)       107       $   881,262,124     29.3%         5.2583%        1.48x           67.8%
                        Unanchored         110           290,836,154      9.7%         5.6727%        1.46            66.5%

                                       ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    217       $  1,172,098,278    39.0%         5.3611%        1.47x           67.5%
                                       ========================================================================================

OFFICE
                        Suburban            49       $   435,171,372     14.5%         5.4561%        1.39x           69.5%
                        CBD                 11           340,010,721     11.3%         6.5640%        1.38            44.4%

                                       ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     60       $   775,182,093     25.8%         5.9420%        1.39x           58.5%
                                       ========================================================================================

MULTIFAMILY
                        Conventional        81       $   400,288,488     13.3%         5.4568%        1.35x           74.0%
                        Cooperative         70           148,810,512      5.0%         5.7172%       10.79             9.4%
                        Manufactured
                        Housing             14            24,144,386      0.8%         5.6280%        1.46            73.3%

                                       ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    165       $   573,243,387     19.1%         5.5316%        3.81x           57.2%
                                       ========================================================================================

HOTEL
                        Limited             24       $   162,697,337      5.4%         5.9631%        1.53x           67.6%
                        Service
                        Full Service        10           158,029,697      5.3%         5.9243%        1.49            66.1%

                                       ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     34       $   320,727,034     10.7%         5.9440%        1.51x           66.9%
                                       ========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                      WEIGHTED
                                NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                MORTGAGED       CUT-OFF DATE         INITIAL NET      MORTGAGE      WEIGHTED        AVERAGE
                                   REAL           PRINCIPAL         MORTGAGE POOL     INTEREST      AVERAGE      CUT-OFF DATE
OWNERSHIP INTEREST              PROPERTIES       BALANCE (1)           BALANCE         RATES        U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Fee                                519      $       2,954,586,657       98.4%         5.6228%         1.91x          63.0%
Leasehold                           6                  38,123,055        1.3%         5.5651%         1.40           70.2%
Fee/Leasehold                       2                  10,852,510        0.4%         5.2863%         2.00           55.7%
                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            527      $       3,003,562,222      100.0%         5.6208%         1.91x          63.0%
                                ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

[CHART]

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                       WEIGHTED
                                      NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                                     UNDERLYING      CUT-OFF DATE     INITIAL NET      MORTGAGE     WEIGHTED        AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
      PRINCIPAL BALANCES (1)            LOANS        BALANCE (1)        BALANCE          RATE       U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
$     169,14    -          750,000       14        $      7,430,377        0.2%        6.1599%        14.06x         26.4%
     750,001    -        1,000,000       18              16,560,585        0.6%        5.7665%         4.56          47.5%
   1,000,001    -        1,250,000       26              29,397,538        1.0%        5.9841%         2.21          54.6%
   1,250,001    -        1,500,000       30              41,875,957        1.4%        6.1392%         2.29          54.6%
   1,500,001    -        2,000,000       47              84,611,609        2.8%        5.8993%         4.75          49.2%
   2,000,001    -        2,500,000       30              67,693,572        2.3%        6.0600%         3.15          49.0%
   2,500,001    -        3,000,000       37             104,885,247        3.5%        5.6280%         4.48          57.4%
   3,000,001    -        3,500,000       23              75,376,286        2.5%        5.6071%         2.30          61.6%
   3,500,001    -        4,000,000       27             102,433,921        3.4%        5.5595%         2.53          62.5%
   4,000,001    -        4,500,000       12              51,280,347        1.7%        5.5640%         3.47          62.4%
   4,500,001    -        5,000,000       17              81,669,523        2.7%        5.4615%         1.67          66.3%
   5,000,001    -        6,000,000       19             105,647,383        3.5%        5.5060%         2.85          61.7%
   6,000,001    -        7,000,000       22             144,098,480        4.8%        5.4809%         1.50          68.4%
   7,000,001    -        8,000,000       16             120,126,719        4.0%        5.6283%         1.40          70.9%
   8,000,001    -        9,000,000       11              94,730,277        3.2%        5.5468%         1.55          65.9%
   9,000,001    -       10,000,000       9               85,382,992        2.8%        5.6334%         1.36          72.1%
  10,000,001    -       12,500,000       16             178,540,735        5.9%        5.5900%         1.42          70.0%
  12,500,001    -       15,000,000       7               96,562,151        3.2%        5.8233%         1.43          66.8%
  15,000,001    -       17,500,000       4               67,728,808        2.3%        5.4886%         1.33          76.1%
  17,500,001    -       19,000,000       6              109,896,068        3.7%        5.3368%         1.25          75.8%
  19,000,001    -       24,000,000       10             209,895,353        7.0%        5.4660%         1.43          69.5%
  24,000,001    -       37,500,000       4              115,846,017        3.9%        5.5805%         1.29          70.5%
  37,500,001    -       55,000,000       4              172,800,000        5.8%        5.6661%         1.36          66.8%
  55,000,001    -       80,000,000       6              380,820,000       12.7%        5.4248%         1.51          71.0%
  80,000,001    -   $  280,000,000       2              458,272,278       15.3%        5.8343%         1.59          44.1%
                                     -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  417       $  3,003,562,222      100.0%        5.6208%         1.91x         63.0%
                                     =========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $  280,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $      169,143
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):       $    7,202,787

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

[CHART]

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                          WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF    AVERAGE                   WEIGHTED
                                      UNDERLYING        CUT-OFF DATE       INITIAL NET    MORTGAGE     WEIGHTED       AVERAGE
              RANGE OF                 MORTGAGE           PRINCIPAL       MORTGAGE POOL   INTEREST     AVERAGE     CUT-OFF DATE
             U/W DSCRS                  LOANS            BALANCE (1)         BALANCE        RATE       U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
     1.11x        -         1.18          6           $      17,327,382        0.6%        6.6576%       1.13x         60.6%
     1.19         -         1.22          43                323,292,319       10.8%        5.5401%       1.21          74.6%
     1.23         -         1.28          82                864,764,190       28.8%        5.4842%       1.26          74.7%
     1.29         -         1.35          48                163,668,184        5.4%        5.6675%       1.32          72.7%
     1.36         -         1.40          34                460,112,086       15.3%        6.2963%       1.38          51.8%
     1.41         -         1.48          39                263,077,607        8.8%        5.7081%       1.44          67.1%
     1.49         -         1.53          18                118,498,307        3.9%        5.8283%       1.50          67.8%
     1.54         -         1.59          16                 84,558,270        2.8%        5.7449%       1.57          63.3%
     1.60         -         1.67          14                 81,448,306        2.7%        5.7140%       1.63          68.5%
     1.68         -         1.76          18                117,846,786        3.9%        5.6199%       1.71          59.1%
     1.77         -         1.87          10                 52,912,546        1.8%        5.5915%       1.80          56.5%
     1.88         -         2.07          10                215,032,974        7.2%        4.5756%       1.92          53.9%
     2.08         -        87.32x         79                241,023,268        8.0%        5.4907%       7.65          23.4%
                                      ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  417          $    3,003,562,222     100.0%        5.6208%       1.91x         63.0%
                                      ==========================================================================================

MAXIMUM U/W DSCR:                 87.32x
MINIMUM U/W DSCR:                  1.11x
WTD. AVG. U/W DSCR:                1.91x

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

[CHART]

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                        WEIGHTED
                                        NUMBER OF                       PERCENTAGE OF    AVERAGE                    WEIGHTED
                                        UNDERLYING       CUT-OFF DATE    INITIAL NET    MORTGAGE     WEIGHTED        AVERAGE
       RANGE OF CUT-OFF DATE             MORTGAGE          PRINCIPAL    MORTGAGE POOL   INTEREST      AVERAGE     CUT-OFF DATE
      LOAN-TO-VALUE RATIOS (1)            LOANS           BALANCE (1)      BALANCE        RATE       U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
   0.3%         -       40.0%               79         $    441,290,210     14.7%        6.3882%       4.59x          28.3%
   40.0%        -       50.0%               12              102,049,159      3.4%        5.3394%       2.29           46.3%
   50.0%        -       60.0%               38              409,766,957     13.6%        5.1535%       1.75           54.4%
   60.0%        -       65.0%               44              258,355,388      8.6%        5.6044%       1.50           62.4%
   65.0%        -       70.0%               53              349,591,611     11.6%        5.6803%       1.40           68.1%
   70.0%        -       73.0%               36              309,107,610     10.3%        5.7029%       1.35           71.4%
   73.0%        -       75.0%               42              283,022,620      9.4%        5.4909%       1.31           74.4%
   75.0%        -       77.0%               20              176,491,991      5.9%        5.3748%       1.25           75.7%
   77.0%        -       77.5%               16               86,424,527      2.9%        5.5309%       1.25           77.3%
   77.5%        -       78.5%               14               91,655,686      3.1%        5.3394%       1.32           78.2%
   78.5%        -       79.0%               9                67,313,828      2.2%        5.3967%       1.26           78.8%
   79.0%        -       79.5%               20              102,072,532      3.4%        5.3844%       1.28           79.3%
   79.5%        -       80.0%               30              308,787,485     10.3%        5.5940%       1.30           79.7%
   80.0%        -       85.6%               4                17,632,618      0.6%        5.6727%       1.31           83.2%
                                     -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    417         $  3,003,562,222    100.0%        5.6208%       1.91x          63.0%
                                     ===========================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):             85.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):              0.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):           63.0%

(1) BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                             MORTGAGE INTEREST RATES

                                                                                        WEIGHTED
                                       NUMBER OF                       PERCENTAGE OF     AVERAGE                     WEIGHTED
                                      UNDERLYING        CUT-OFF DATE    INITIAL NET     MORTGAGE     WEIGHTED        AVERAGE
               RANGE OF                MORTGAGE           PRINCIPAL    MORTGAGE POOL    INTEREST      AVERAGE      CUT-OFF DATE
       MORTGAGE INTEREST RATES           LOANS           BALANCE (1)      BALANCE         RATE       U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
   4.4198%       -      5.0000%            11        $    318,501,718      10.6%         4.6643%       2.25x          54.4%
   5.0001%       -      5.2500%            50             310,129,121      10.3%         5.1774%       3.48           59.8%
   5.2501%       -      5.5000%           104             727,033,822      24.2%         5.3939%       1.81           68.4%
   5.5001%       -      5.7500%           102             777,238,180      25.9%         5.6203%       1.49           71.0%
   5.7501%       -      6.0000%            78             268,620,071       8.9%         5.8520%       1.45           68.7%
   6.0001%       -      6.2500%            37             256,063,523       8.5%         6.1001%       1.51           66.1%
   6.2501%       -      6.5000%             6              17,011,457       0.6%         6.3278%       2.13           66.0%
   6.5001%       -      8.8200%            29             328,964,330      11.0%         6.8694%       1.96           36.3%
                                     --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   417        $  3,003,562,222     100.0%         5.6208%       1.91x          63.0%
                                     ============================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                8.8200%
MINIMUM MORTGAGE INTEREST RATE:                4.4198%
WTD. AVG. MORTGAGE INTEREST RATE:              5.6208%

(1) BASED ON A CUT-OFF DATE IN MARCH 2006.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                              WEIGHTED
                                  NUMBER OF                   PERCENTAGE OF   AVERAGE                   WEIGHTED       WEIGHTED
                                  UNDERLYING   CUT-OFF DATE    INITIAL NET    MORTGAGE     WEIGHTED      AVERAGE       AVERAGE
                                   MORTGAGE     PRINCIPAL     MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE    REMAINING
           LOAN TYPE                LOANS      BALANCE (1)       BALANCE        RATE       U/W DSCR   LTV RATIO (1) IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloon Loan without IO Term         236      $ 1,126,872,149     37.5%       5.4960%        1.99x        62.1%          N/A
Balloon Loans with Partial IO
Term                                 121        1,588,737,935     52.9%       5.7324%        1.35         66.5%           35
Interest Only Balloon Loans           26          178,437,000      5.9%       5.1501%        6.22         41.8%          113
ARD Loans without IO Periods          13           49,942,393      1.7%       5.6116%        1.40         67.7%          N/A
ARD Loans with Partial IO
Periods                               3            30,600,000      1.0%       5.5338%        1.47         69.7%           18
Fully Amortizing Loans                18           28,972,745      1.0%       7.3656%        3.76         25.5%          N/A
                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              417      $ 3,003,562,222    100.0%       5.6208%        1.91x        63.0%          N/A
                                ==================================================================================================

(1) BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                       WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF     AVERAGE                    WEIGHTED
           RANGE OF                 UNDERLYING         CUT-OFF DATE    INITIAL NET     MORTGAGE      WEIGHTED       AVERAGE
        ORIGINAL TERMS               MORTGAGE           PRINCIPAL     MORTGAGE POOL    INTEREST       AVERAGE    CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)       LOANS           BALANCE (2)       BALANCE         RATE        U/W DSCR    LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
   60         -          84              25        $     633,870,579      21.1%         5.8347%        1.54x         50.6%
   85         -          120            307            1,874,572,273      62.4%         5.5355%        2.06          66.3%
   121        -          300             85              495,119,370      16.5%         5.6703%        1.79          66.6%
                                   ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 417        $   3,003,562,222     100.0%         5.6208%        1.91x         63.0%
                                   =============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):       112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                  REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                        WEIGHTED
                                        NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
          RANGE OF                     UNDERLYING      CUT-OFF DATE     INITIAL NET     MORTGAGE      WEIGHTED       AVERAGE
      REMAINING TERMS                   MORTGAGE         PRINCIPAL     MORTGAGE POOL    INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1),(2)      LOANS          BALANCE (2)       BALANCE         RATES       U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
    35       -          60                  23       $    285,796,540       9.5%         4.9992%        1.98x         58.6%
    61       -          84                  13            368,557,938      12.3%         6.5879%        1.43          43.2%
    85       -         110                   8             52,435,840       1.7%         5.4368%        1.70          68.6%
   111       -         115                  66            325,123,198      10.8%         5.4507%        2.88          59.7%
   116       -         120                 281          1,921,395,576      64.0%         5.5336%        1.76          68.8%
   121       -         235                  26             50,253,132       1.7%         6.6912%        4.44          28.2%
                                      --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    417       $  3,003,562,222     100.0%         5.6208%        1.91x         63.0%
                                      ============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):          235
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):           35
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):        107

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                                    WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
            RANGE OF              UNDERLYING       CUT-OFF DATE    INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
    ORIGINAL AMORTIZATION          MORTGAGE         PRINCIPAL     MORTGAGE POOL     INTEREST      AVERAGE       CUT-OFF DATE
      TERMS (MONTHS) (1)            LOANS          BALANCE (2)       BALANCE          RATE        U/W DSCR      LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
        Interest Only                 26       $     178,437,000       5.9%         5.1501%         6.22x           41.8%
   120       -       300              86             334,750,200      11.1%         6.1064%         1.85            59.6%
   301       -       480             305           2,490,375,022      82.9%         5.5893%         1.61            65.0%

                                ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              417       $   3,003,562,222     100.0%         5.6208%         1.91x           63.0%
                                ================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):          352

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                        REMAINING AMORTIZATION TERMS (1)

                                                                                        WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF     AVERAGE                      WEIGHTED
            RANGE OF                UNDERLYING         CUT-OFF DATE    INITIAL NET      MORTGAGE      WEIGHTED       AVERAGE
    REMAINING AMORTIZATION           MORTGAGE            PRINCIPAL    MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
    TERMS (MONTHS) (1), (2)            LOANS            BALANCE (2)      BALANCE         RATES        U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
        Interest Only                    26        $      178,437,000      5.9%         5.1501%         6.22x         41.8%
   69         -        240               28                49,715,684      1.7%         7.3863%         3.65          27.4%
   241        -        300               59               286,921,468      9.6%         5.8909%         1.57          64.9%
   301        -        355               42               300,037,116     10.0%         4.8587%         2.13          56.8%
   356        -        478              262             2,188,450,955     72.9%         5.6882%         1.53          66.2%

                                  -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 417        $    3,003,562,222    100.0%         5.6208%         1.91x         63.0%
                                  ===============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):         478
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):          69
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):       349

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                     WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE     INITIAL NET      MORTGAGE      WEIGHTED        AVERAGE
        RANGE OF YEARS                REAL           PRINCIPAL     MORTGAGE POOL     INTEREST      AVERAGE       CUT-OFF DATE
      BUILT/RENOVATED (1)          PROPERTIES       BALANCE (2)       BALANCE          RATE        U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
   1925        -        1985          103        $     341,625,213     11.4%         5.7346%         2.41x          64.0%
   1986        -        1995          119              508,844,892     16.9%         5.5897%         1.91           65.0%
   1996        -        2000           97              512,510,746     17.1%         5.5535%         1.79           66.2%
   2001        -        2006          208            1,640,581,372     54.6%         5.6278%         1.84           61.2%

                                -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               527        $   3,003,562,222    100.0%         5.6208%         1.91x          63.0%
                                ===============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:                       2006
OLDEST YEAR BUILT/RENOVATED                             1925
WTD. AVG. YEAR BUILT/RENOVATED:                         1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                      WEIGHTED
                                       NUMBER OF                     PERCENTAGE OF     AVERAGE                     WEIGHTED
                                       MORTGAGED      CUT-OFF DATE    INITIAL NET     MORTGAGE      WEIGHTED       AVERAGE
               RANGE OF                  REAL          PRINCIPAL     MORTGAGE POOL    INTEREST       AVERAGE     CUT-OFF DATE
   OCCUPANCY RATES AT U/W (1), (3)    PROPERTIES      BALANCE (2)       BALANCE         RATE        U/W DSCR    LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
      44%        -        75%              31       $    215,914,916      7.2%         5.9024%        1.53x         65.5%
      76%        -        85%              31            298,853,388      9.9%         5.6655%        1.46          69.4%
      86%        -        90%              33            467,429,344     15.6%         6.2459%        1.37          51.7%
      91%        -        93%              33            232,779,416      7.8%         5.4924%        1.36          74.0%
      94%        -        95%              31            334,164,978     11.1%         4.9247%        1.65          62.1%
      96%        -        97%              26            210,332,040      7.0%         5.4967%        1.31          74.9%
      98%        -        100%            272          1,095,277,627     36.5%         5.5368%        1.43          68.5%

                                     -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   457       $  2,854,751,710     95.0%         5.6158%        1.44x         65.8%
                                     ===========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                      100%
MINIMUM OCCUPANCY RATE AT U/W (1):                       44%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                     92%

(1)  DOES NOT INCLUDE COOPERATIVE PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK. FOR FURTHER DESCRIPTION OF THE UNDERWRITING CRITERIA, PLEASE SEE "DESCRIPTION OF THE SPONSORS" IN THE ACCOMPANYING PROSPECTUS SUPPLEMENT.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                  PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                     WEIGHTED      WEIGHTED           WEIGHTED
                                                                      AVERAGE      AVERAGE       AVERAGE REMAINING     WEIGHTED
                          NUMBER OF                  PERCENTAGE OF   REMAINING    REMAINING      LOCKOUT PLUS YM       AVERAGE
         RANGE OF         UNDERLYING   CUT-OFF DATE   INITIAL NET    LOCKOUT       LOCKOUT     PLUS STATIC PREMIUM    REMAINING
    REMAINING TERMS TO     MORTGAGE     PRINCIPAL    MORTGAGE POOL    PERIOD    PLUS YM PERIOD        PERIOD           MATURITY
 STATED MATURITY (1),(2)    LOANS      BALANCE (1)      BALANCE    (MONTHS) (1)  (MONTHS) (1)      (MONTHS) (1)    (MONTHS) (1),(2)
-----------------------------------------------------------------------------------------------------------------------------------
   35    -      50            6      $    12,130,287      0.4%           5            34                34                39
   51    -      80            25         572,935,217     19.1%           51           52                62                67
   81    -      95            7           72,763,635      2.4%           66           79                79                83
   96    -     110            6           48,961,178      1.6%          103          103               103               107
  111    -     117           204       1,141,707,558     38.0%          106          112               112               116
  118    -     120           143       1,104,811,216     36.8%          112          115               115               118
  121    -     235            26          50,253,132      1.7%           67          157               161               172

                         ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      417     $ 3,003,562,222    100.0%           96          101               103               107
                         ==========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                     WEIGHTED      WEIGHTED          WEIGHTED
                                                                     AVERAGE        AVERAGE     AVERAGE REMAINING       WEIGHTED
                         NUMBER OF                  PERCENTAGE OF   REMAINING      REMAINING     LOCKOUT PLUS YM         AVERAGE
                        UNDERLYING    CUT-OFF DATE   INITIAL NET     LOCKOUT        LOCKOUT    PLUS STATIC PREMIUM      REMAINING
                         MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD    PLUS YM PERIOD        PERIOD            MATURITY
PREPAYMENT OPTION         LOANS       BALANCE (1)      BALANCE     (MONTHS) (1)  (MONTHS) (1)      (MONTHS) (1)    (MONTHS) (1),(2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance        311    $ 2,400,949,579      79.9%          105            105              105                 109
Lockout / Defeasance /
Static                       4         340,545,000      11.3%           66             66               83                  87
Lockout / Yield
Maintenance                 71         216,256,382       7.2%           50            109              109                 115
Yield Maintenance           17          28,345,021       0.9%            0            130              130                 133
Lockout / Static            13          14,548,163       0.5%          113            113              138                 142
Yield Maintenance /
Static                       1           2,918,077       0.1%            0             17               63                  66

                        -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     417    $ 3,003,562,222     100.0%           96            101              103                 107
                        ===========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                        UNDERLYING MORTGAGE LOAN SELLERS

                                                                                    WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF      AVERAGE                    WEIGHTED
                                  UNDERLYING      CUT-OFF DATE     INITIAL NET      MORTGAGE      WEIGHTED       AVERAGE
                                   MORTGAGE         PRINCIPAL     MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
MORTGAGE LOAN SELLER                LOANS         BALANCE (1)       BALANCE           RATE        U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                239       $  1,747,834,487      58.2%          5.6271%        1.45x         63.7%
GMACCM                                 45            791,576,001      26.4%          5.5333%        1.46          69.8%
KeyBank National Association           59            259,023,292       8.6%          5.9888%        2.10          61.8%
NCB, FSB                               74            205,128,442       6.8%          5.4404%        7.33          32.5%

                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               417       $  3,003,562,222     100.0%          5.6208%        1.91x         63.0%
                                ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                                           WEIGHTED
                                                     PERCENTAGE OF          AVERAGE                         WEIGHTED
                                  CUT-OFF DATE          INITIAL            MORTGAGE        WEIGHTED          AVERAGE
                                    PRINCIPAL        MORTGAGE POOL         INTEREST        AVERAGE        CUT-OFF DATE
    CONCENTRATION                    BALANCE            BALANCE              RATE          U/W DSCR       LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
       Top 1                  $     280,000,000           9.3%              6.7349%          1.38x            38.4%
       Top 3                        628,092,278          20.9%              5.7764%          1.50             53.7%
       Top 5                        774,092,278          25.8%              5.6576%          1.58             55.0%
       Top 7                        887,592,278          29.6%              5.6267%          1.54             57.5%
      Top 10                      1,011,892,278          33.7%              5.6515%          1.52             58.1%

                             ---------------------------------------------------------------------------------------------
    ENTIRE POOL               $   3,003,562,222         100.0%              5.6208%          1.91x            63.0%
                             =============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                                   WEIGHTED
                                NUMBER OF                        PERCENTAGE OF      AVERAGE                         WEIGHTED
                                MORTGAGED        CUT-OFF DATE       INITIAL        MORTGAGE       WEIGHTED           AVERAGE
                                   REAL            PRINCIPAL     LOAN GROUP 1      INTEREST       AVERAGE         CUT-OFF DATE
STATE                           PROPERTIES        BALANCE (1)       BALANCE          RATE         U/W DSCR        LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
California                          62        $     397,327,724       16.4%         5.5579%         1.55x             63.3%
  Southern California (2)           53              288,342,408       11.9%         5.5296%         1.59              63.6%
  Northern California (2)            9              108,985,316        4.5%         5.6328%         1.43              62.5%
New York                            13              368,964,621       15.2%         6.4206%         1.39              46.6%
Missouri                             5              204,185,294        8.4%         4.5333%         1.83              55.8%
Georgia                             23              139,323,666        5.7%         5.5194%         1.30              74.6%
Florida                             35              118,699,944        4.9%         5.7571%         1.53              68.0%
Pennsylvania                        16              116,252,964        4.8%         5.5584%         1.36              76.0%
Virginia                            12              114,264,768        4.7%         5.4115%         1.41              71.2%
Maryland                            11               78,341,260        3.2%         5.6575%         1.37              68.9%
Texas                               17               74,036,664        3.1%         5.6388%         1.42              69.4%
Oregon                               2               66,297,158        2.7%         5.5476%         1.26              71.3%
Colorado                             9               63,624,656        2.6%         5.6823%         1.43              66.7%
North Carolina                      10               62,490,475        2.6%         5.6416%         1.31              72.3%
Michigan                            13               50,768,261        2.1%         5.8500%         1.49              64.3%
Arizona                             12               50,672,401        2.1%         5.6980%         1.42              67.9%
Connecticut                         11               49,427,237        2.0%         5.5492%         1.45              69.7%
Ohio                                14               46,489,919        1.9%         5.4258%         1.33              74.4%
District of Columbia                 1               40,500,000        1.7%         6.1100%         1.49              69.3%
Nevada                               9               39,597,460        1.6%         5.2770%         1.52              68.1%
New Jersey                           3               39,342,024        1.6%         5.5482%         1.48              70.1%
Illinois                            18               34,274,894        1.4%         5.7733%         1.50              67.0%
Tennessee                            5               27,888,497        1.1%         5.6118%         1.50              70.3%
Oklahoma                             3               25,799,190        1.1%         5.4689%         1.55              78.3%
Minnesota                            5               24,592,727        1.0%         5.7679%         1.33              73.1%
South Carolina                       6               23,027,120        0.9%         5.7073%         1.55              67.6%
Washington                           8               22,675,957        0.9%         6.1780%         1.26              66.4%
Wisconsin                           11               17,825,000        0.7%         5.4500%         1.24              66.3%
Massachusetts                        4               16,582,663        0.7%         5.4690%         1.44              66.5%
Alabama                              3               14,176,455        0.6%         5.6557%         1.23              79.4%
Delaware                             2               13,682,056        0.6%         5.4706%         1.29              65.2%
Indiana                              5               12,636,557        0.5%         5.6664%         1.61              65.7%
Kansas                               2               12,190,821        0.5%         5.6889%         1.72              64.2%
Hawaii                               1               11,426,358        0.5%         5.3600%         1.71              49.3%
New Mexico                           1                8,962,000        0.4%         5.2500%         1.71              64.9%
Louisiana                            2                7,417,303        0.3%         6.0201%         1.36              74.5%
Kentucky                             2                7,081,484        0.3%         5.8939%         1.39              74.0%
Maine                                4                5,344,541        0.2%         5.9800%         1.22              63.6%
Nebraska                             1                5,072,094        0.2%         5.4000%         1.28              75.7%
Arkansas                             1                3,864,592        0.2%         5.2000%         1.25              75.2%
Wyoming                              1                3,376,130        0.1%         5.2000%         1.25              75.2%
Utah                                 1                3,012,949        0.1%         7.6500%         1.20              47.8%
West Virginia                        1                2,982,616        0.1%         6.0200%         1.89              58.5%
Mississippi                          1                2,486,374        0.1%         5.4200%         1.35              74.2%
                             ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            366        $   2,426,984,875      100.0%         5.6400%         1.46x             64.3%
                             ====================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                 WEIGHTED
                              NUMBER OF                          PERCENTAGE OF   AVERAGE                       WEIGHTED
                              MORTGAGED          CUT-OFF DATE       INITIAL      MORTGAGE     WEIGHTED          AVERAGE
                                 REAL             PRINCIPAL      LOAN GROUP 1    INTEREST     AVERAGE        CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES         BALANCE (1)        BALANCE        RATE       U/W DSCR       LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
Retail                           217         $   1,172,098,278       48.3%       5.3611%        1.47x            67.5%
Office                            60               775,182,093       31.9%       5.9420%        1.39             58.5%
Hotel                             34               320,727,034       13.2%       5.9440%        1.51             66.9%
Industrial                        23                61,618,899        2.5%       5.8116%        1.60             63.1%
Mixed Use                         14                49,016,419        2.0%       5.5563%        1.52             70.3%
Self Storage                      9                 30,238,525        1.2%       5.6605%        1.40             68.4%
Other                             3                 10,911,250        0.4%       4.9800%        2.61             45.5%
Multifamily                       6                  7,192,377        0.3%       4.9800%        2.61             45.5%
                            ------------------------------------------------------------------------------------------------
                                 366         $   2,426,984,875      100.0%       5.6400%        1.46x            64.3%
                            ================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                        WEIGHTED
                                            NUMBER OF                    PERCENTAGE OF   AVERAGE                     WEIGHTED
                                            MORTGAGED      CUT-OFF DATE     INITIAL      MORTGAGE     WEIGHTED       AVERAGE
                              PROPERTY         REAL          PRINCIPAL   LOAN GROUP 1    INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE                 SUB-TYPE      PROPERTIES      BALANCE (1)     BALANCE        RATE       U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
RETAIL
                           Anchored (2)        107      $    881,262,124     36.3%       5.2583%        1.48x         67.8%
                           Unanchored          110           290,836,154     12.0%       5.6727%        1.46          66.5%

                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        217      $  1,172,098,278     48.3%       5.3611%        1.47X         67.5%
                                           ======================================================================================

OFFICE
                           Suburban             49      $    435,171,372     17.9%       5.4561%        1.39x         69.5%
                           CBD                  11           340,010,721     14.0%       6.5640%        1.38          44.4%

                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         60      $    775,182,093     31.9%       5.9420%        1.39X         58.5%
                                           ======================================================================================

HOTEL
                           Limited Service      24      $    162,697,337     6.7%        5.9631%        1.53x         67.6%
                           Full Service         10           158,029,697     6.5%        5.9243%        1.49          66.1%

                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         34      $    320,727,034     13.2%       5.9440%        1.51X         66.9%
                                           ======================================================================================

MULTIFAMILY
                           Conventional         6       $      7,192,377     0.3%        4.9800%        2.61x         45.5%

                                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         6       $      7,192,377     0.3%        4.9800%        2.61X         45.5%
                                           ======================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                             WEIGHTED
                                     NUMBER OF                PERCENTAGE OF   AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING  CUT-OFF DATE     INITIAL     MORTGAGE   WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE     PRINCIPAL    LOAN GROUP 1  INTEREST    AVERAGE  CUT-OFF DATE     REMAINING
LOAN TYPE                              LOANS     BALANCE (1)     BALANCE       RATE     U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Balloon Loan without IO Term            146    $   905,632,428    37.3%       5.4724%     1.55x       64.8%           N/A
Balloon Loans with Partial IO Term       82      1,307,918,434    53.9%       5.7952%     1.33        65.0%            37
Interest Only Balloon Loans              9         126,922,000     5.2%       5.1326%     2.22        52.9%           110
ARD Loans without IO Periods             13         49,942,393     2.1%       5.6116%     1.40        67.7%           N/A
ARD Loans with Partial IO Periods        2          24,600,000     1.0%       5.5591%     1.51        67.5%            15
Fully Amortizing Loans                   5          11,969,620     0.5%       7.0219%     1.74        47.8%           N/A
                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 257    $ 2,426,984,875   100.0%       5.6400%     1.46x       64.3%           N/A
                                    ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
            RANGE OF               UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED         AVERAGE
      ORIGINAL AMORTIZATION         MORTGAGE        PRINCIPAL       LOAN GROUP 1     INTEREST      AVERAGE        CUT-OFF DATE
        TERMS (MONTHS) (1)            LOANS        BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
         Interest Only                  9       $    126,922,000        5.2%         5.1326%         2.22x           52.9%
    120        -        300             60           291,795,238       12.0%         5.9948%         1.52            64.2%
    301        -        360            188         2,008,267,637       82.7%         5.6205%         1.41            65.1%

                                 ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                257      $  2,426,984,875      100.0%         5.6400%         1.46x           64.3%
                                 ================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):             360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):             120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):           351

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)

                                                                                     WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF    AVERAGE                      WEIGHTED
              RANGE OF               UNDERLYING      CUT-OFF DATE      INITIAL       MORTGAGE      WEIGHTED       AVERAGE
      REMAINING AMORTIZATION          MORTGAGE         PRINCIPAL    LOAN GROUP 1     INTEREST      AVERAGE      CUT-OFF DATE
      TERMS (MONTHS) (1), (2)          LOANS          BALANCE (2)      BALANCE        RATES        U/W DSCR    LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
           Interest Only                 9       $      126,922,000      5.2%        5.1326%         2.22x         52.9%
     69         -          240           9               22,690,734      0.9%        7.1299%         1.56          46.1%
    241         -          300           51             269,104,504     11.1%        5.8991%         1.52          65.7%
    301         -          355           16             231,288,944      9.5%        4.7027%         1.79          57.6%
    356         -          360          172           1,776,978,693     73.2%        5.7399%         1.36          66.0%

                                  ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 257      $    2,426,984,875    100.0%        5.6400%         1.46x         64.3%
                                  =============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):              360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):               69
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):            349

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                      WEIGHTED
                                   NUMBER OF                         PERCENTAGE OF     AVERAGE                     WEIGHTED
             RANGE OF             UNDERLYING          CUT-OFF DATE      INITIAL       MORTGAGE      WEIGHTED       AVERAGE
         ORIGINAL TERMS            MORTGAGE            PRINCIPAL     LOAN GROUP 1    INTEREST       AVERAGE     CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)     LOANS             BALANCE (2)      BALANCE         RATE        U/W DSCR    LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
     60        -         84            17         $      584,381,253      24.1%        5.8608%        1.55x         48.6%
     85        -        120           199              1,508,077,013      62.1%        5.5640%        1.44          69.2%
    121        -        240            41                334,526,609      13.8%        5.5967%        1.40          69.7%

                                 ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               257         $    2,426,984,875     100.0%        5.6400%        1.46x         64.3%
                                 ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):              240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):               60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

             GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF    AVERAGE                      WEIGHTED
              RANGE OF                UNDERLYING      CUT-OFF DATE       INITIAL       MORTGAGE      WEIGHTED       AVERAGE
          REMAINING TERMS              MORTGAGE        PRINCIPAL      LOAN GROUP 1     INTEREST      AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)    LOANS         BALANCE (2)        BALANCE        RATES        U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
    35          -            60          13        $    241,608,140        10.0%      4.8832%          1.78x          55.9%
    61          -            84          9              354,975,431        14.6%      6.5780%          1.39           43.3%
    85          -           110          2                4,759,560         0.2%      5.7304%          1.34           75.6%
   111          -           115          25             213,270,758         8.8%      5.5254%          1.40           68.5%
   116          -           120         201           1,592,326,326        65.6%      5.5490%          1.44           69.8%
   121          -           224          7               20,044,659         0.8%      6.5754%          1.66           53.2%

                                     --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 257        $  2,426,984,875       100.0%      5.6400%          1.46x          64.3%
                                     ============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):          224
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):           35
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):        106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                 GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED         AVERAGE
       RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL       LOAN GROUP 1     INTEREST      AVERAGE        CUT-OFF DATE
       PRINCIPAL BALANCES (1)         LOANS        BALANCE (1)        BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
  $   429,000   -         750,000       2       $       1,155,778       0.0%          5.4752%        1.41x           54.1%
      750,001   -       1,000,000       7               6,548,944       0.3%          5.8575%        1.35            73.3%
    1,000,001   -       1,250,000       12             13,788,962       0.6%          5.7277%        1.68            56.9%
    1,250,001   -       1,500,000       14             19,574,797       0.8%          6.1594%        1.50            59.6%
    1,500,001   -       2,000,000       25             44,803,241       1.8%          5.8768%        1.51            64.8%
    2,000,001   -       2,500,000       16             35,086,796       1.4%          5.8785%        1.54            65.3%
    2,500,001   -       3,000,000       23             65,934,083       2.7%          5.8175%        1.38            69.8%
    3,000,001   -       3,500,000       18             58,931,372       2.4%          5.6887%        1.38            69.0%
    3,500,001   -       4,000,000       17             64,550,789       2.7%          5.6566%        1.35            74.5%
    4,000,001   -       4,500,000       8              34,116,250       1.4%          5.7124%        1.37            73.5%
    4,500,001   -       5,000,000       11             52,816,334       2.2%          5.4496%        1.46            66.0%
    5,000,001   -       6,000,000       12             65,734,772       2.7%          5.6491%        1.47            65.7%
    6,000,001   -       7,000,000       14             90,718,480       3.7%          5.5541%        1.41            68.1%
    7,000,001   -       8,000,000       11             82,666,719       3.4%          5.6912%        1.42            69.9%
    8,000,001   -       9,000,000       8              69,005,875       2.8%          5.4866%        1.65            61.9%
    9,000,001   -      10,000,000       5              48,024,900       2.0%          5.6945%        1.43            70.4%
   10,000,001   -      12,500,000       15            167,340,735       6.9%          5.5867%        1.43            69.4%
   12,500,001   -      15,000,000       7              96,562,151       4.0%          5.8233%        1.43            66.8%
   15,000,001   -      17,500,000       4              67,728,808       2.8%          5.4886%        1.33            76.1%
   17,500,001   -      19,000,000       5              91,491,441       3.8%          5.4227%        1.25            75.9%
   19,000,001   -      24,000,000       8             171,165,353       7.1%          5.4582%        1.47            68.4%
   24,000,001   -      37,500,000       4             115,846,017       4.8%          5.5805%        1.29            70.5%
   37,500,001   -      55,000,000       3             124,300,000       5.1%          5.8285%        1.39            62.3%
   55,000,001   -      80,000,000       6             380,820,000      15.7%          5.4248%        1.51            71.0%
   80,000,001   -   $ 280,000,000       2             458,272,278      18.9%          5.8343%        1.59            44.1%

                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                257      $   2,426,984,875     100.0%          5.6400%        1.46x           64.3%
                                   ==============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                       $  280,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                       $      429,000
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                       $    9,443,521

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED         AVERAGE
            RANGE OF                MORTGAGE        PRINCIPAL       LOAN GROUP 1     INTEREST      AVERAGE        CUT-OFF DATE
     MORTGAGE INTEREST RATES          LOANS        BALANCE (1)        BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
     4.4198%    -    5.0000%             6      $    282,572,278       11.6%          4.6282%        2.03x           53.6%
     5.0001%    -    5.2500%            17           157,043,602        6.5%          5.1810%        1.51            68.6%
     5.2501%    -    5.5000%            71           583,897,396       24.1%          5.3899%        1.31            70.6%
     5.5001%    -    5.7500%            61           617,656,529       25.4%          5.6205%        1.37            72.6%
     5.7501%    -    6.0000%            59           221,804,398        9.1%          5.8589%        1.44            68.0%
     6.0001%    -    6.2500%            29           247,268,724       10.2%          6.0993%        1.48            66.1%
     6.2501%    -    6.5000%             4            14,855,958        0.6%          6.3279%        1.45            68.9%
     6.5001%    -    7.6500%            10           301,885,991       12.4%          6.7783%        1.40            38.6%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                257      $  2,426,984,875      100.0%          5.6400%        1.46x           64.3%
                                   ==============================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                          7.6500%
MINIMUM MORTGAGE INTEREST RATE:                                          4.4198%
WTD. AVG. MORTGAGE INTEREST RATE:                                        5.6400%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED         AVERAGE
            RANGE OF                MORTGAGE        PRINCIPAL       LOAN GROUP 1     INTEREST      AVERAGE        CUT-OFF DATE
            U/W DSCRs                 LOANS        BALANCE (1)        BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    1.11x       -        1.18           4       $      13,386,072       0.6%         6.7344%        1.12x            58.7%
    1.19        -        1.22           34            269,428,990      11.1%         5.5366%        1.21             74.6%
    1.23        -        1.28           56            661,872,991      27.3%         5.5034%        1.26             74.3%
    1.29        -        1.35           33            120,623,740       5.0%         5.7104%        1.32             71.5%
    1.36        -        1.40           21            405,644,759      16.7%         6.4067%        1.38             48.5%
    1.41        -        1.48           33            243,401,312      10.0%         5.7388%        1.44             66.2%
    1.49        -        1.53           14            112,730,666       4.6%         5.8406%        1.50             67.6%
    1.54        -        1.59           13             68,794,109       2.8%         5.7513%        1.58             63.0%
    1.60        -        1.67           11             76,260,489       3.1%         5.7177%        1.63             68.5%
    1.68        -        1.76           13            105,680,515       4.4%         5.6461%        1.71             58.7%
    1.77        -        1.87           8              49,630,990       2.0%         5.5365%        1.80             57.9%
    1.88        -        2.07           9             208,732,974       8.6%         4.5628%        1.92             53.8%
    2.08        -        4.80x          8              90,797,270       3.7%         5.1234%        2.58             45.6%

                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                257      $   2,426,984,875     100.0%         5.6400%        1.46x            64.3%
                                   ==============================================================================================

MAXIMUM U/W DSCR:                                                          4.80x
MINIMUM U/W DSCR:                                                          1.11x
WTD. AVG. U/W DSCR:                                                        1.46x

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE      WEIGHTED         AVERAGE
       RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL       LOAN GROUP 1     INTEREST      AVERAGE        CUT-OFF DATE
      LOAN-TO-VALUE RATIOS (1)        LOANS        BALANCE (1)        BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    14.4%        -         40.0%         8      $   290,739,577         12.0%         6.7258%        1.43x          38.0%
    40.0%        -         50.0%        10           99,660,378          4.1%         5.3349%        2.31           46.3%
    50.0%        -         60.0%        31          383,592,647         15.8%         5.1277%        1.75           54.3%
    60.0%        -         65.0%        36          240,792,718          9.9%         5.6098%        1.51           62.4%
    65.0%        -         70.0%        44          295,987,879         12.2%         5.7041%        1.41           67.8%
    70.0%        -         73.0%        31          288,958,435         11.9%         5.6983%        1.35           71.4%
    73.0%        -         75.0%        34          257,290,714         10.6%         5.4812%        1.30           74.4%
    75.0%        -         77.0%        15          136,226,547          5.6%         5.4171%        1.25           75.7%
    77.0%        -         77.5%         9           56,000,471          2.3%         5.5144%        1.23           77.3%
    77.5%        -         78.5%         5           15,500,980          0.6%         5.4197%        1.36           78.1%
    78.5%        -         79.0%         6           36,141,217          1.5%         5.3771%        1.23           78.9%
    79.0%        -         79.5%         9           64,832,535          2.7%         5.3473%        1.24           79.3%
    79.5%        -         80.0%        15          243,628,158         10.0%         5.6078%        1.31           79.7%
    80.0%        -         85.6%         4           17,632,618          0.7%         5.6727%        1.31           83.2%

                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                257      $ 2,426,984,875        100.0%         5.6400%        1.46x          64.3%
                                   ==============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                        85.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                        14.4%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                      64.3%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                     WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED         AVERAGE
                                      REAL          PRINCIPAL       LOAN GROUP 1     INTEREST       AVERAGE       CUT-OFF DATE
OWNERSHIP INTEREST                 PROPERTIES      BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Fee                                    358      $   2,378,009,310      98.0%         5.6428%        1.46x            64.3%
Leasehold                               6              38,123,055       1.6%         5.5651%        1.40             70.2%
Fee/Leasehold                           2              10,852,510       0.4%         5.2863%        2.00             55.7%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                366      $   2,426,984,875     100.0%         5.6400%        1.46x            64.3%
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                     WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED         AVERAGE
         RANGE OF YEARS               REAL          PRINCIPAL       LOAN GROUP 1     INTEREST       AVERAGE       CUT-OFF DATE
      BUILT/RENOVATED (1)          PROPERTIES      BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
    1925       -        1985            54      $     200,149,356       8.2%         5.6104%        1.52x             69.8%
    1986       -        1995            95            448,541,961      18.5%         5.5868%        1.48              67.8%
    1996       -        2000            64            338,780,426      14.0%         5.6287%        1.44              67.1%
    2001       -        2006           153          1,439,513,131      59.3%         5.6633%        1.46              61.8%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                366      $   2,426,984,875     100.0%         5.6400%        1.46x             64.3%
                                   ==============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:                                           2006
OLDEST YEAR BUILT/RENOVATED                                                 1925
WTD. AVG. YEAR BUILT/RENOVATED:                                             1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                     WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED         AVERAGE
           RANGE OF                   REAL          PRINCIPAL       LOAN GROUP 1     INTEREST       AVERAGE       CUT-OFF DATE
OCCUPANCY RATES AT U/W (1), (3)    PROPERTIES      BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
   44%         -          75%           29      $     210,499,431       8.7%         5.9231%        1.53x              65.7%
   76%         -          85%           28            282,300,767      11.6%         5.6720%        1.46               68.9%
   86%         -          90%           21            395,361,384      16.3%         6.3774%        1.37               48.1%
   91%         -          93%           21            165,661,404       6.8%         5.5579%        1.39               73.0%
   94%         -          95%           12            257,174,770      10.6%         4.7443%        1.75               58.1%
   96%         -          97%           15            131,838,966       5.4%         5.5688%        1.31               73.6%
   98%         -         100%          240            984,148,153      40.6%         5.5314%        1.45               68.1%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                366      $   2,426,984,875     100.0%         5.6400%        1.46x              64.3%
                                   ==============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                          100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                           44%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                                         92%

(1)  DOES NOT INCLUDE HOSPITALITY AND COOPERATIVE PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK. FOR FURTHER DESCRIPTION OF THE UNDERWRITING CRITERIA, PLEASE SEE "DESCRIPTION OF THE SPONSORS" IN THE ACCOMPANYING PROSPECTUS SUPPLEMENT.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                                    WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE     INITIAL NET     MORTGAGE       WEIGHTED        AVERAGE
                                      REAL          PRINCIPAL       LOAN GROUP 2    INTEREST       AVERAGE       CUT-OFF DATE
STATE                              PROPERTIES      BALANCE (1)        BALANCE          RATE        U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
New York                                71      $     156,810,985      27.2%         5.6820%        10.23x             14.0%
Texas                                   22            143,547,468      24.9%         5.4357%         1.34              75.8%
Arizona                                 5              41,085,000       7.1%         5.4609%         1.29              73.8%
Ohio                                    8              28,677,354       5.0%         5.4543%         1.38              77.1%
Washington                              7              27,623,515       4.8%         5.4200%         1.44              64.3%
North Carolina                          7              25,337,232       4.4%         5.5516%         1.33              77.2%
Virginia                                7              22,594,021       3.9%         5.5314%         1.33              73.4%
Florida                                 2              20,240,617       3.5%         5.0043%         1.25              75.3%
Indiana                                 1              19,530,000       3.4%         5.5500%         1.27              70.0%
Georgia                                 4              19,322,559       3.4%         5.5582%         1.29              75.6%
Michigan                                4              13,156,418       2.3%         5.3578%         1.34              75.9%
New Jersey                              2               9,166,069       1.6%         5.9344%         2.14              57.5%
Mississippi                             1               8,700,000       1.5%         5.7800%         1.25              79.8%
California                              5               7,616,814       1.3%         6.1100%         1.44              57.0%
  Southern California (2)               4               5,876,694       1.0%         5.7354%         1.32              67.2%
  Northern California (2)               1               1,740,120       0.3%         7.3750%         1.82              22.7%
Alabama                                 1               4,779,555       0.8%         5.6800%         1.25              79.7%
Oklahoma                                1               4,141,644       0.7%         5.4920%         1.31              77.4%
Minnesota                               1               4,135,746       0.7%         5.2800%         1.39              79.5%
Pennsylvania                            2               2,581,691       0.4%         6.0558%         1.48              77.8%
Missouri                                1               2,516,248       0.4%         5.2800%         1.33              79.4%
Kentucky                                1               2,469,555       0.4%         5.7400%         1.37              79.7%
Tennessee                               1               2,340,471       0.4%         5.9400%         1.63              78.0%
Oregon                                  1               2,300,000       0.4%         5.7100%         1.74              56.1%
Arkansas                                1               1,637,850       0.3%         5.5600%         1.45              78.0%
New Hampshire                           1               1,490,749       0.3%         5.6100%         1.27              63.4%
West Virginia                           1               1,442,373       0.3%         5.6000%         1.71              64.1%
South Dakota                            1               1,316,991       0.2%         6.3500%         1.20              74.0%
New Mexico                              1               1,120,583       0.2%         6.1100%         1.27              72.3%
Connecticut                             1                 895,839       0.2%         6.2400%         4.99              18.1%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                161      $     576,577,347     100.0%         5.5403%         3.77x             57.5%
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                    WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE     INITIAL NET     MORTGAGE      WEIGHTED         AVERAGE
                                      REAL          PRINCIPAL       LOAN GROUP 2     INTEREST     AVERAGE        CUT-OFF DATE
PROPERTY TYPE                      PROPERTIES      BALANCE (1)        BALANCE          RATE       U/W DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                            159            566,051,010      98.2%         5.5386%        3.82               57.3%
Mixed Use                               2              10,526,338       1.8%         5.6334%        1.22               69.0%
                                   ----------------------------------------------------------------------------------------------
                                       161      $     576,577,347     100.0%         5.5403%        3.77x              57.5%
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                    WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF     AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE     INITIAL NET     MORTGAGE      WEIGHTED         AVERAGE
                   PROPERTY           REAL          PRINCIPAL       LOAN GROUP 2    INTEREST      AVERAGE        CUT-OFF DATE
PROPERTY TYPE      SUB-TYPE        PROPERTIES      BALANCE (1)        BALANCE         RATE        U/W DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                   Conventional         75      $     393,096,111     68.2%          5.4655%         1.33x             74.5%
                   Cooperative          70            148,810,512     25.8%          5.7172%        10.79               9.4%
                   Manufactured
                   Housing              14             24,144,386      4.2%          5.6280%         1.46              73.3%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                159      $     566,051,010     98.2%          5.5386%         3.82x             57.3%
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                    NUMBER OF                  PERCENTAGE OF   AVERAGE                 WEIGHTED       WEIGHTED
                                   UNDERLYING   CUT-OFF DATE    INITIAL NET    MORTGAGE   WEIGHTED     AVERAGE        AVERAGE
                                    MORTGAGE     PRINCIPAL     LOAN GROUP 2    INTEREST   AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                             LOANS     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
---------------------------------------------------------------------------------------------------------------------------------
Balloon Loan without IO Term            90      $ 221,239,721      38.4%        5.5925%     3.79x        50.9%           N/A
Balloon Loans with Partial IO Term      39        280,819,501      48.7%        5.4400%     1.47         73.1%            26
Interest Only Balloon Loans             17         51,515,000       8.9%        5.1935%    16.06         14.3%           121
ARD Loans with Partial IO Periods        1          6,000,000       1.0%        5.4300%     1.29         78.9%            31
Fully Amortizing Loans                  13         17,003,125       2.9%        7.6075%     5.19          9.7%           N/A
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $ 576,577,347     100.0%        5.5403%     3.77x        57.5%           N/A
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
             RANGE OF              UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
      ORIGINAL AMORTIZATION         MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
        TERMS (MONTHS)(1)             LOANS        BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
         Interest Only                  17      $      51,515,000       8.9%          5.1935%        16.06x          14.3%
    180        -        300             26             42,954,963       7.4%          6.8649%         4.10           28.6%
    301        -        480            117            482,107,385      83.6%          5.4594%         2.43           64.7%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%         3.77x          57.5%
                                   ==============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                             480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                             180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):                           359

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 REMAINING AMORTIZATION TERMS (1)

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
             RANGE OF              UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
     REMAINING AMORTIZATION         MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
      TERMS (MONTHS)(1), (2)          LOANS        BALANCE (2)        BALANCE          RATES       U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
          Interest Only                 17      $      51,515,000       8.9%          5.1935%        16.06x          14.3%
     87         -         240           19             27,024,951       4.7%          7.6016%         5.41           11.7%
    241         -         300           8              17,816,964       3.1%          5.7670%         2.29           51.7%
    301         -         355           26             68,748,171      11.9%          5.3832%         3.27           54.3%
    356         -         478           90            411,472,262      71.4%          5.4648%         2.28           66.8%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%         3.77x          57.5%
                                   ==============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):                       478
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):                        87
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):                     353

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                       WEIGHTED
            RANGE OF               UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED        AVERAGE
         ORIGINAL TERMS             MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
 TO STATED MATURITY (MONTHS) (1)      LOANS        BALANCE (2)        BALANCE          RATES       U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
     60         -         84            8       $      49,489,326       8.6%          5.5267%        1.38x           74.6%
     85         -        120           108            366,495,260      63.6%          5.4180%        4.62            54.1%
    121         -        300            44            160,592,761      27.9%          5.8237%        2.59            60.1%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%        3.77x           57.5%
                                   ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                       300
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                     122

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

             GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                        WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                       WEIGHTED
            RANGE OF                  UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED        AVERAGE
        REMAINING TERMS                MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)     LOANS        BALANCE (2)        BALANCE          RATES       U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
     35          -          60          10      $      44,188,400          7.7%          5.6336%       3.07x            73.4%
     61          -          84          4              13,582,507          2.4%          6.8453%       2.42             42.2%
     85          -         110          6              47,676,279          8.3%          5.4075%       1.74             67.9%
    111          -         115          41            111,852,440         19.4%          5.3081%       5.71             43.0%
    116          -         120          80            329,069,249         57.1%          5.4594%       3.33             63.7%
    121          -         235          19             30,208,472          5.2%          6.7680%       6.28             11.6%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347        100.0%          5.5403%       3.77x            57.5%
                                   ==============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):                 235
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):                  35
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):               113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
      RANGE OF CUT-OFF DATE         MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
      PRINCIPAL BALANCES (1)          LOANS        BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    $    169,143  -       750,000       12      $       6,274,599       1.1%          6.2860%        16.39x          21.3%
         750,001  -     1,000,000       11             10,011,641       1.7%          5.7069%         6.66           30.7%
       1,000,001  -     1,250,000       14             15,608,576       2.7%          6.2105%         2.67           52.6%
       1,250,001  -     1,500,000       16             22,301,160       3.9%          6.1215%         2.98           50.1%
       1,500,001  -     2,000,000       22             39,808,369       6.9%          5.9247%         8.41           31.7%
       2,000,001  -     2,500,000       14             32,606,776       5.7%          6.2554%         4.87           31.6%
       2,500,001  -     3,000,000       14             38,951,165       6.8%          5.3071%         9.74           36.3%
       3,000,001  -     3,500,000       5              16,444,914       2.9%          5.3148%         5.59           35.0%
       3,500,001  -     4,000,000       10             37,883,131       6.6%          5.3939%         4.54           42.2%
       4,000,001  -     4,500,000       4              17,164,097       3.0%          5.2690%         7.63           40.3%
       4,500,001  -     5,000,000       6              28,853,189       5.0%          5.4833%         2.06           66.9%
       5,000,001  -     6,000,000       7              39,912,611       6.9%          5.2703%         5.13           55.1%
       6,000,001  -     7,000,000       8              53,380,000       9.3%          5.3565%         1.65           68.8%
       7,000,001  -     8,000,000       5              37,460,000       6.5%          5.4895%         1.35           73.0%
       8,000,001  -     9,000,000       3              25,724,402       4.5%          5.7083%         1.28           76.6%
       9,000,001  -    10,000,000       4              37,358,091       6.5%          5.5548%         1.27           74.2%
      10,000,001  -    19,000,000       2              29,604,627       5.1%          5.1862%         1.23           77.0%
      19,000,001  -    24,000,000       2              38,730,000       6.7%          5.5004%         1.26           74.3%
      24,000,001  -  $ 48,500,000       1              48,500,000       8.4%          5.2500%         1.28           78.2%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%         3.77x          57.5%
                                   ==============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                        $  48,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                        $     169,143
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                        $   3,603,608

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
             RANGE OF               MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
     MORTGAGE INTEREST RATES          LOANS        BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    4.9100%       -       5.0000%       5       $      35,929,440       6.2%          4.9486%        4.03x           61.4%
    5.0001%       -       5.2500%      33             153,085,519      26.6%          5.1737%        5.51            50.7%
    5.2501%       -       5.5000%      33             143,136,426      24.8%          5.4101%        3.81            59.6%
    5.5001%       -       5.7500%      41             159,581,651      27.7%          5.6197%        1.95            64.7%
    5.7501%       -       6.0000%      19              46,815,673       8.1%          5.8190%        1.46            72.3%
    6.0001%       -       6.2500%       8               8,794,799       1.5%          6.1226%        2.57            64.3%
    6.2501%       -       6.5000%       2               2,155,499       0.4%          6.3267%        6.76            46.1%
    6.5001%       -       8.8200%      19              27,078,339       4.7%          7.8853%        8.29            10.7%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               160       $     576,577,347     100.0%          5.5403%        3.77x           57.5%
                                   ==============================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                          8.8200%
MINIMUM MORTGAGE INTEREST RATE:                                          4.9100%
WTD. AVG. MORTGAGE INTEREST RATE:                                        5.5403%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
             RANGE OF               MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
             U/W DSCRS                LOANS        BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    1.13x         -         1.20        7       $      24,928,638       4.3%          5.7230%         1.19x          71.8%
    1.21          -         1.24       13            97,962,971      17.0%          5.4068%         1.23           75.8%
    1.25          -         1.30       21             151,208,248      26.2%          5.4662%         1.27           75.9%
    1.31          -         1.37       15              50,426,611       8.7%          5.5186%         1.34           75.6%
    1.38          -         1.42       10              40,381,141       7.0%          5.4230%         1.39           77.6%
    1.43          -         1.50        6              14,399,342       2.5%          5.4385%         1.45           78.3%
    1.51          -         1.55        5              12,108,756       2.1%          5.6356%         1.54           70.5%
    1.56          -         1.61        1               8,000,000       1.4%          5.7500%         1.58           57.6%
    1.62          -         1.69        4               6,654,810       1.2%          5.7146%         1.65           69.6%
    1.70          -         1.78        4              10,699,277       1.9%          5.3213%         1.73           61.4%
    1.79          -         1.89        2               3,281,555       0.6%          6.4238%         1.82           35.4%
    1.90          -         2.09        1               6,300,000       1.1%          5.0000%         2.06           57.3%
    2.10          -        87.32x      71             150,225,998      26.1%          5.7127%        10.71           10.0%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%         3.77x          57.5%
                                   ==============================================================================================

MAXIMUM U/W DSCR:                                                         87.32x
MINIMUM U/W DSCR:                                                          1.13x
WTD. AVG. U/W DSC:                                                         3.77x

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                   UNDERLYING     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
     RANGE OF CUT-OFF DATE          MORTGAGE        PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
    LOAN-TO-VALUE RATIOS (1)          LOANS        BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
     0.3%         -         40.0%       71      $     150,550,633      26.1%          5.7364%        10.69x           9.6%
    40.0%         -         50.0%       2               2,388,782       0.4%          5.5274%         1.74           47.9%
    50.0%         -         60.0%       7              26,174,310       4.5%          5.5317%         1.69           56.0%
    60.0%         -         65.0%       8              17,562,670       3.0%          5.5295%         1.32           63.3%
    65.0%         -         70.0%       9              53,603,732       9.3%          5.5488%         1.32           69.4%
    70.0%         -         73.0%       5              20,149,175       3.5%          5.7685%         1.30           72.1%
    73.0%         -         75.0%       8              25,731,906       4.5%          5.5884%         1.32           74.1%
    75.0%         -         77.0%       5              40,265,445       7.0%          5.2318%         1.25           75.6%
    77.0%         -         77.5%       7              30,424,056       5.3%          5.5615%         1.29           77.3%
    77.5%         -         78.5%       9              76,154,705      13.2%          5.3230%         1.31           78.2%
    78.5%         -         79.0%       3              31,172,611       5.4%          5.4193%         1.29           78.7%
    79.0%         -         79.5%       11             37,239,997       6.5%          5.4491%         1.36           79.4%
    79.5%         -         80.0%       15             65,159,327      11.3%          5.5425%         1.29           79.9%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160      $     576,577,347     100.0%          5.5403%         3.77x          57.5%
                                   ==============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                        80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                         0.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                      57.5%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                    MORTGAGED     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
                                      REAL          PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
OWNERSHIP INTEREST                    LOANS        BALANCE (1)        BALANCE          RATES       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Fee                                    161      $     576,577,347     100.0%          5.5403%        3.77x           57.5%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                161      $     576,577,347     100.0%          5.5403%        3.77X           57.5%
                                   ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                    MORTGAGED     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
         RANGE OF YEARS               REAL          PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
       BUILT/RENOVATED (1)          PROPERTIES     BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
    1925         -        1985          49      $     141,475,857      24.5%          5.9104%        3.67x           55.8%
    1986         -        1995          24             60,302,930      10.5%          5.6113%        5.11            43.9%
    1996         -        2000          33            173,730,320      30.1%          5.4070%        2.46            64.3%
    2001         -        2005          55            201,068,241      34.9%          5.3739%        4.58            57.0%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                161      $     576,577,347     100.0%          5.5403%        3.77x           57.5%
                                   ==============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:                                           2005
OLDEST YEAR BUILT/RENOVATED                                                 1925
WTD. AVG. YEAR BUILT/RENOVATED:                                             1994

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                     WEIGHTED
                                    NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                                    MORTGAGED     CUT-OFF DATE      INITIAL NET      MORTGAGE      WEIGHTED         AVERAGE
            RANGE OF                  REAL          PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE        CUT-OFF DATE
    OCCUPANCY RATES AT U/W (1)      PROPERTIES     BALANCE (2)        BALANCE          RATE        U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
    69%         -          75%         2        $       5,415,486      0.9%           5.0997%        1.85x           57.6%
    76%         -          85%         3               16,552,621      2.9%           5.5561%        1.36            76.9%
    86%         -          90%         12              72,067,960     12.5%           5.5244%        1.36            71.7%
    91%         -          93%         12              67,118,012     11.6%           5.3307%        1.29            76.3%
    94%         -          95%         19              76,990,208     13.4%           5.5273%        1.33            75.6%
    96%         -          97%         11              78,493,074     13.6%           5.3755%        1.31            77.2%
    98%         -         100%         32             111,129,474     19.3%           5.5849%        1.33            72.2%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                91       $     427,766,835     74.2%           5.4788%        1.33x           74.3%
                                   ==============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                          100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                           69%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                                         94%

(1)  DOES NOT INCLUDE COOPERATIVE PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MARCH 2006.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                           SIGNIFICANT MORTGAGE LOANS

                                                              PERCENTAGE
                                               CUT-OFF      OF INITIAL NET                                               CUT-OFF
                                                DATE           MORTGAGE                LOAN PER     MORTGAGE               DATE
                             PROPERTY         PRINCIPAL          POOL      SF/UNITS/   SF/UNITS/    INTEREST      U/W      LTV
#    LOAN NAME                 TYPE          BALANCE (1)        BALANCE      ROOMS     ROOMS (1)      RATE        DSCR   RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
1    230 Park Avenue          Office    $   280,000,000 (2)      9.3%      1,217,986 $     230 (2) 6.7349% (2) 1.38x (2)  38.4% (2)
2    Saint Louis Galleria     Retail    $   178,272,278 (3)      5.9%        470,045 $     379 (3) 4.4198% (3) 1.91x (3)  53.1% (3)
3    CWA Portfolio (4)        Various   $   169,820,000          5.7%      1,884,843 $      90     5.6200%     1.28x      79.6%
4    8201 Greensboro Drive    Office    $    76,000,000          2.5%        360,854 $     211     5.3000%     1.24x      74.8%
5    NEI Portfolio            Various   $    70,000,000          2.3%        Various       N/A     4.9800%     2.61x      45.5%
6    Montgomery Park I        Office    $    65,000,000          2.2%        678,076 $      96     5.5400%     1.26x      71.3%
7    Colinas del Sol        Multifamily $    48,500,000          1.6%            752 $  64,495     5.2500%     1.28x      78.2%
8    Lane Portfolio            Hotel    $    42,800,000          1.4%            589 $  72,666     6.0300%     1.43x      56.2%
9    Westgate West            Retail    $    41,000,000          1.4%        235,766 $     174     5.3400%     1.25x      61.8%
10   Residence Inn by
     Marriott Capitol Hill     Hotel    $    40,500,000          1.3%            233 $ 173,820     6.1100%     1.49x      69.3%
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL / WTD. AVG.                  $ 1,011,892,278         33.7%            N/A       N/A     5.6515%     1.52X      58.1%
==================================================================================================================================

(1)  Based on a March 2006 Cut-off Date.

(2) The 230 Park Avenue Mortgage Loan is evidenced by a $280,000,000 mortgage loan, which will be an asset of the issuing entity. There are three additional subordinate mezzanine loans in the amount of $110,000,000, $155,000,000 and $20,000,000 secured by a pledge of ownership interest in the borrower. All calculations are based on the $280,000,000 mortgage loan.

(3) The Saint Louis Galleria Total Loan has an original mortgage loan balance of $252,000,000. The Total Loan is comprised of an A-Note of $180,000,000 and three pari-passu Junior Companion Loans, the B-1 Note in the amount of $36,000,000, the B-2 Note in the amount of $11,000,000 and the B-3 Note in the amount of $25,000,000. All calculations are based on the A-Note only.

(4) For presentation purposes, the $58,630,000 CWA Portfolio Pool B, $56,110,000 CWA Portfolio Pool A and $55,080,000 CWA Portfolio Pool C Mortgage Loans, which are cross-collateralized and cross-defaulted, are shown as one loan concentration, the CWA Portfolio.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 230 PARK AVENUE

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 230 PARK AVENUE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $280,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $280,000,000

FIRST PAYMENT DATE:                            December 11, 2005

MORTAGE INTEREST RATE:                         6.7349% per annum(2)

AMORTIZATION TERM:                             360 monthS(3)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 November 11, 2012

MATURITY BALANCE:                              $274,257,361

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance until the date is
                                               four months prior to the Maturity Date.(4)

LOAN PER SQUARE FOOT                           Approximately $230(1)

UP-FRONT RESERVES:                             Engineering Reserve:                         $  3,700,000

                                               TI/LC Reserve:                               $  5,000,000

                                               PB Capital Construction Allowance Reserve:   $  2,688,556(5)

                                               Debt Service Payment Reserve:                $ 19,000,000(6)

ONGOING RESERVES:                              Tax and Insurance Reserve:                            Yes
    (MONTHLY)
                                               Replacement Reserve:                         $     28,462

                                               TI/LC Reserve:                               $    113,847

LOCKBOX:                                       Hard

MEZZANINE:                                     Yes(7)

                              PORPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Office

PROPERTY SUB-TYPE:                             CBD

LOCATION:                                      New York, NY

YEAR BUILT/RENOVATED:                          1929/2005

SQUARE FEET:                                   1,217,986

OCCUPANCY AT U/W(8):                           89%

OWNERSHIP INTEREST:                            Fee

                                                          % OF TOTAL
MAJOR TENANT(S)                                NRSF           NRSF         EXPIRATION
---------------                                ----           ----         ----------
ING Investment Management                    166,211        13.6%          4/30/2014

Swiss Re America Holding Corporation          91,457         7.5%          8/31/2020

HQ Global Workplace                           66,721         5.5%          4/30/2019

PROPERTY MANAGEMENT:                           Monday Properties Services, LLC

                              12/31/2003        12/31/2004           9/30/2005           U/W
                              ----------        ----------           ---------           ---
NEW OPERATING INCOME:        $ 27,069,529      $ 26,965,023        $ 26,117,657      $ 30,460,841

NET CASH FLOW:                                                                       $ 30,156,344

DSCR:                                                                                        1.38x

APPRAISED VALUE:                               $730,000,000

APPRAISAL DATE:                                November 1, 2005

CUT-OFF DATE LTV RATIO(1):                     38.4%

MATURITY/ARD LTV RATIO:                        37.6%

(1)  Based on the March 2006 cut-off date principal balance.
(2) The interest rate for the 230 Park Avenue Loan with the original principal balance of $280,000,000 is 6.734903571428570%; the interest rate for the mezzannine A loan with the original principal balance of $110,000,000 is 6.05%; the interest rate for the mezzanine B loan with the original principal balance of $155,000,000 is 6.45%; and the interest rate for the mezzanine C loan with the original principal balance of $20,000,000 is 9.30%.
(3)  The 230 Park Avenue Loan has an initial interest-only period of 60 months.
(4) The 230 Park Avenue Loan has a 60-month prepayment lock-out period, followed by a Static Prepayment Premium period of (i) 2% if the borrower voluntarily prepays the 230 Park Avenue Loan during the 61-72 months term of the loan and (ii) 1% if the borrower voluntary prepays the 230 Park Avenue Loan during the 73-80 months of the loan term followed by a four-month open period prior to the maturity date.
(5) The PB Capital Construction Allowance reserve was established at closing in the amount of $2,688,556 to fund certain tenant construction required under the PB Capital Corporation lease.
(6) The debt service payment reserve was established at closing in the amount of $19,000,000 to escrow funds for the payment of, at the lender's option,
     (a) debt service due under the 230 Park Avenue Loan or any of the related mezzanine loans and/or (b) an amount less than or equal to $4,000,000 into the rollover reserve for payment of tenant improvement costs and allowances and leasing commission obligations.
(7) The principals of the related borrower have incurred mezzanine debt in the total amount of $285,000,000, secured by the ownership interests in the related borrower and various affiliates. Column Financial, Inc. currently holds the three (3) mezzanine loans. Column Financial, Inc. intends to transfer the ownership of the three (3) mezzanine loans to unrelated third parties.
(8)  Occupancy is based on the September 30, 2005 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 230 PARK AVENUE

                             Additional Information

- The 230 Park Avenue Mortgage Loan is expected to be shadow rated BBB- by both S&P and Fitch.

- 230 Park Avenue ("Subject") is a 34-story, 1,217,986(1) square foot trophy office tower located in the heart of Midtown Manhattan's Plaza District. Originally constructed in 1929 and designed by world-renowned architects, 230 Park Avenue is one of the most recognizable office properties in the United States given its location, prestige and history.

- The Subject consists of a 34-story tower with two 15-story wings on the east and west sides. The east and west wings contain two vehicular tunnels to facilitate north and southbound traffic on Park Avenue. Floors 1-3 of the east and west wings of the building consist of self-contained "Annex" structures, which are physically separated from each other by the Park Avenue vehicular tunnels, which pass through the building. Each Annex is provided with a separate entrance, lobby and elevators. Both annexes use the 230 Park Avenue address and are also known as 71 Vanderbilt Avenue (accessible from Vanderbilt Avenue) and 225 Park Avenue (accessible from the east walkway). The 2nd and 3rd floors of each annex are not connected to the rest of the building (because of the vehicular tunnels), creating private environments suitable for a single office user or tenants requiring added security and restricted access. The 2nd and 3rd floors of the Annex structures can only be accessed through their individual lobbies and elevators.

- As of September 30, 2005, the Subject was 89% leased by 142 tenants representing a wide array of industry sectors. The Subject houses eight retail tenants and two restaurants on the 1st Floor and office space on the rest of the floors. 36.2% of the Subject is leased by credit rated tenants including ING Investment Management (Aa3/AA-/NR)(2), Swiss Re American Holding Corporation (Aa2/AA-/NR)(2), and Bear Stearns & Co. (A1/A/A+)(2). ING Investment Management leases 166,211 square feet or 13.6% of NRA and has an April 2014 lease expiration, Swiss Re American Holding Corporation leases 91,457 square feet or 7.5% of NRA and has an August 2020 lease expiration, and HQ Global Workplaces leases 66,721 square feet or 5.5% of NRA and has a April 2019 lease expiration. No other tenant has more than 5.5% of the Subject's NRA. The 230 Park Avenue mortgage loan matures in November 2012.

- ING pays a base rent of $37.95/SF. Swiss Re American Holding Corporation, the second largest tenant, currently sublets/assigns its space to a variety of tenants including HSH Nordbank AG, which has a sublease to 2017 on 56,139 square feet of space.

- The Subject is located in Manhattan's Midtown office market, which covers the area between 30th and 65th Streets and the Hudson and East Rivers and typically commands the highest rental rates in New York City. According to a CoStar report for 4th Quarter 2005, there are 1,512 buildings containing approximately 291.1 million square feet of space in the Midtown market. Approximately 68.9% of the market inventory consists of Class A properties (358 buildings; 200.5 million SF), with Class B properties accounting for 19.9% (531 buildings, 58.1 million SF), and Class C buildings representing 11.1% (623 buildings, 32.5 million SF) of the inventory.

- Overall, the Midtown Manhattan office market is healthy, with a vacancy rate of 6.2% as of YE 2005 (per CoStar). For the 4th Quarter 2005, the Midtown office market as a whole reported its tenth consecutive quarter of positive net absorption.

(1) Each tenant space is re-measured as tenants roll. Current square footage totals 1,217,986 square feet and is expected to increase to 1,366,908 square feet at full re-measurement.

(2) Moody's/S&P/Fitch ratings based on senior unsecured debt rating (or local issuer credit, if senior unsecured debt is unavailable) of company or parent (regardless of whether parent is an obligor under the lease).

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 230 PARK AVENUE

                       Additional Information (continued)

- The Subject is located in the Plaza District submarket of the Midtown market. For the 4th Quarter 2005, the Plaza District submarket had both Class A and overall vacancy of 5.6%. In 2005, the Plaza District submarket had a positive net absorption of 2.8 million square feet. The average Class A asking rent during 4th Quarter 2005 was $63.26/SF. The average in place rent at the Subject is $44.55/SF. The previous ownership spent approximately $66.8M in renovations and upgrades from 1998 through 2004, including upgrades to the interior of the building, facade, HVAC, electrical systems, lobby and elevators. $3.7 million were held at closing for additional capital improvements including further restoration of the facade and upgrades of the electrical systems. There is substantial upside potential at the Subject, as the rolling tenants are expected to renew their leases at higher market rents.

- The Sponsor is Istithmar Building FZE, the real estate arm of Istithmar PJSC ("Istithmar"), a privately incorporated investment company based in Dubai, U.A.E. Istithmar PJSC targets projects that are positioned to experience long-term substantial capital appreciation.

- The Subject will be managed by Monday Properties, a New York City-based private real estate owner, operator, and developer. Monday Properties is focused on the East Coast of the United States, with particular emphasis on New York City and Washington, D.C. It currently owns and/or manages approximately 7 million square feet of commercial space, including 4 million square feet in Manhattan and 3 million square feet in the greater Washington, D.C. metropolitan area.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 230 PARK AVENUE

LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
       MTM             23               $ 13.09                0.4%               0.4%              0.1%                 0.1%
      2006             20               $ 36.43                2.9%               3.2%              2.6%                 2.8%
      2007             42               $ 42.01                7.6%              10.8%              8.1%                10.8%
      2008             23               $ 46.52                3.5%              14.3%              4.1%                14.9%
      2009             18               $ 42.34                7.7%              22.0%              8.2%                23.2%
      2010             21               $ 41.79                5.0%              27.1%              5.3%                28.5%
      2011             12               $ 44.57                7.7%              34.7%              8.7%                37.2%
      2012             12               $ 46.22                2.5%              37.3%              3.0%                40.1%
      2013             11               $ 54.68                4.4%              41.7%              6.1%                46.2%
      2014             15               $ 37.83               16.8%              58.5%             16.1%                62.3%
      2015             1                $ 34.32                1.7%              60.3%              1.5%                63.9%
      2016             8                $ 51.51                1.9%              62.2%              2.5%                66.4%
GREATER THAN 2016      29               $ 50.10               26.5%              88.7%             33.6%               100.0%
     Vacant           N/A                   N/A               11.3%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 9/30/2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                              SAINT LOUIS GALLERIA

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                              SAINT LOUIS GALLERIA

                                LOAN INFORMATION

                                                  ORIGINAL        CUT-OFF DATE(1)
                                                  --------        ---------------
PRINCIPAL BALANCE:
   Saint Louis Galleria Mortgage Loan(2):      $ 180,000,000      $  178,272,278

   Saint Louis Galleria Junior
   Companion Loan(2):                          $  72,000,000      $   71,308,911
                                               -------------      --------------

   Saint Louis Galleria Total Loan(2):         $ 252,000,000      $  249,581,189

FIRST PAYMENT DATE:                            August 5, 2005

MORTAGE INTEREST RATE:                         4.4198% per annum(3)

AMORTIZATION TERM:                             360 months

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 July 5, 2010

MATURITY BALANCE:                              $165,641,696

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance until the date that is seven months prior to the
                                               Maturity Date.

LOAN PER SQUARE FOOT                           $379(1)

UP-FRONT RESERVES:                             N/A

ONGOING RESERVES:                              Tax and Insurance Reserve:                   Yes(4)
    (MONTHLY)
                                               Replacement Reserve:                         Yes(5)

                                               TI/LC Reserve:                               Yes(6)

LOCKBOX:                                       Springing

MEZZANINE:                                     Permitted

                              PORPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Retail

PROPERTY SUB-TYPE:                             Anchored

LOCATION:                                      St. Louis, MO

YEAR BUILT/RENOVATED:                          1986/2005

SQUARE FEET:                                   470,045

OCCUPANCY AT U/W(7):                           95%

OWNERSHIP INTEREST:                            Fee

                                                          % OF TOTAL
MAJOR TENANT(S)                                NRSF           NRSF         LEASE EXPIRATION
---------------                                ----           ----         ----------------
Mark shale                                    27,135         5.8%              1/31/2011

Galleria 6 Cinemas                            19,624         4.2%             11/30/2011

Limited                                       15,923         3.4%              1/31/2012

PROPERTY MANAGEMENT:                           Saint Louis Galleria L.L.C.

                              12/31/2003        12/31/2004          10/31/2005           U/W
                              ----------        ----------          ----------           ---
NET OPERATING INCOME:        $ 16,881,145      $ 17,181,114        $ 18,111,249      $ 20,354,019

NET CASH FLOW:                                                                       $ 20,264,710

DSCR:                                                                                        1.91x

APPRAISED VALUE:                               $336,000,000

APPRAISAL DATE:                                June 1, 2005

CUT-OFF DATE LTV RATIO(8):                     53.1%

MATURITY/ARD LTV RATIO(8):                     49.3%

(1)  Based on the March 2006 cut-off date principal balance.
(2) The Saint Louis Galleria Junior Companion Loans are comprised of three(3) subordinate notes, the B-1 Note in the amount of $36,000,000, the B-2 Note in the amount of $11,000,000 and the B-3 Note in the amount of $25,000,000 and are subordinate to the Saint Louis Galleria Mortgage Loan. The Saint Louis Galleria Junior Companion Loans are PARI PASSU in right of payment.
(3) The Saint Louis Galleria Junior Companions Loans have a mortgage interest rate of 5.943% per annum.
(4) From and after the occurrence and during the continuance of a "Trigger Event" (as defined below), the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to
     (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. "Trigger Event" means (i) an event of default or (ii) a debt service coverage ratio of less than 1.05x for a 12 consecutive month period.
(5) From and after the occurrence and during the continuance of a Trigger Event, the borrower is required to deposit $10,010 per month into a replacement reserve to fund ongoing repairs and replacements, PROVIDED that the borrower will not be required to make any payments into a replacement reserve if the balance of the reserve equals or exceeds $120,116.
(6) From and after the occurrence and during the continuance of a Trigger Event, the borrower is required to deposit $39,833 per month into a rollover reserve, PROVIDED that the borrower will not be required to make any payments into a TI/LC reserve if the balance of the reserve equals or exceeds $478,000.
(7)  Occupancy is based on the November 30, 2005 rent roll.
(8) Based on the cut-off date principal balance of the Saint Louis Galleria Mortgage Loan. The U/W DSCR for the Saint Louis Galleria Total Loan is 1.27x and the cut-off date LTV ratio for the Saint Louis Galleria Total Loan is 74.3%.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                              SAINT LOUIS GALLERIA

                             ADDITIONAL INFORMATION

- The St. Louis Galleria A note is expected to be shadow rated BBB- by both S&P and Fitch.

- St. Louis Galleria (the "Subject" or "The Galleria") is a 1,159,725 square foot, two and three-level enclosed super regional mall located in St. Louis, Missouri. The Subject is anchored by Dillard's (313,931 SF), Famous-Barr (262,139 SF), Lord & Taylor (113,628 SF), and Galleria 6 Cinemas, a 6-screen theater that includes stadium seating. Dillard's, Famous-Barr and Lord & Taylor own their land and improvements. The total collateral for the loan is approximately 470,045 square feet.

- The Galleria, which was originally built as a community shopping center in 1955, was demolished in 1984 and rebuilt in 1986. A 1991 renovation/expansion added Famous-Barr and Lord & Taylor and additional in-line GLA. In 1995, the state's only Mark Shale was added, replacing a Walgreen's. Mark Shale is an upscale men and women's retailer, which carries brand names such as Kenneth Cole, Hugo Boss and Tahari. A 2002 expansion added the Cheesecake Factory to the Subject, which was the first and, remains the only location in St. Louis.

- The Galleria features approximately 156 specialty stores with strong national retailers including Ann Taylor, Apple Computer, Banana Republic, Brookstone, Brooks Brothers, Coldwater Creek, Gap, Kenneth Cole, Steve Madden and Sharper Image. Recent tenant additions to the center include H&M, Anthropologie, L'Occitane and Urban Outfitters. The Galleria also features several sit-down restaurants including Houlihan's, Cheesecake Factory, California Pizza Kitchen and Fuzio Universal Pasta.

- Famous Barr is the dominant department store retailer in the market and has consistently exhibited solid operating results. Anchors sales in 2004 were $58.7 MM ($224/SF) for Famous Barr's, $14 MM ($123/SF) for Lord & Taylor and $37.2 MM ($119/SF) for Dillard's.

- St. Louis Galleria has consistently exhibited solid occupancy and sales results. In-line occupancy has averaged 93% over the past three years and is currently 95% as of November 30, 2005. Comparable mall shop sales have consistently increased since 2002 to $542 PSF as of trailing twelve months ending September 30, 2005 while occupancy cost were a low 12.9% indicating upside potential in rental rates. Overall mall occupancy was 98.2% as of November 30, 2005.

- St. Louis Galleria is located in what is considered the commercial/retail hub for central/western St. Louis. Located at the southwest corner of Brentwood Boulevard and Clayton Road, just north of the intersection of Interstates 170 and 64, the Subject enjoys good local and regional accessibility. The neighborhoods surrounding the subject are considered to be some of the most affluent areas within the St. Louis MSA.

- St. Louis has a fairly broad economic base, with well-developed trade, service, and manufacturing industries. The region's economy is dominated by a handful of major employers, which encompass some 14.0 percent of the employment base. St. Louis acts as a cultural, education, and health center for a fairly expansive region of the Midwest. Tourism has become a fairly important influence on the region, with approximately 16.7 million visitors coming to the region each year, spending approximately $3.8 billion in the community annually.

- The primary trade area extends approximately 7 miles from the Subject. According to Claritas, Inc., as of 2004 the population within the primary trade area was 628,312 with 268,776 households. In 2004, average household income within the primary trade area was $61,115 increasing to $82,812 within a 3-mile radius from the Subject. The local economy is stable and continues to expand, while local demographic trends are forecast to be stable in the near future.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                              SAINT LOUIS GALLERIA

                       ADDITIONAL INFORMATION (CONTINUED)

- The property is self-managed by the borrower, General Growth Properties, Inc. (NYSE: GGP), the second largest publicly traded Real Estate Investment Trust (REIT) in the United States. General Growth currently has ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. The Company portfolio totals approximately 200 million square feet of retail space and includes more than 24,000 retailers nationwide. General Growth also owns approximately 110 office, mixed-use, and industrial properties and it manages additional holdings for institutional owners.

- General Growth has been a buyer, seller, developer, and manager of real estate since 1954. In 2002 General Growth acquired JP Realty, a dominant retail property development and management company in the Intermountain region of the United States. In August 2004, General Growth announced its merger with The Rouse Company.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                              SAINT LOUIS GALLERIA

LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
       MTM              5               $ 36.00                3.8%               3.8%              3.7%                 3.7%
      2006              15              $ 29.77                9.0%              12.9%              7.3%                11.0%
      2007              4               $ 42.19                3.0%              15.9%              3.4%                14.4%
      2008              11              $ 45.92                4.4%              20.3%              5.5%                19.9%
      2009              9               $ 49.17                3.7%              24.0%              4.9%                24.7%
      2010              12              $ 55.34                3.9%              27.9%              5.9%                30.6%
      2011              14              $ 24.94               14.7%              42.6%              9.9%                40.5%
      2012              15              $ 33.16               13.2%              55.8%             11.8%                52.3%
      2013              8               $ 52.25                4.9%              60.7%              6.9%                59.2%
      2014              15              $ 38.53               11.6%              72.3%             12.1%                71.3%
      2015              20              $ 46.18               15.6%              87.9%             19.4%                90.7%
      2016              6               $ 47.86                4.5%              92.4%              5.8%                96.5%
GREATER THAN 2016       4               $ 42.44                3.1%              95.4%              3.5%               100.0%
     Vacant            N/A                  N/A                4.6%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 11/30/2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  CWA PORTFOLIO

[GRAPHIC]

WHITEMARSH PLAZA

[GRAPHIC]

COUNTY LINE PLAZA

[GRAPHIC]

NORTH RIDGE PLAZA

[GRAPHIC]

NORTH PARK CENTER

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  CWA PORTFOLIO

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $169,820,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $169,820,000

FIRST PAYMENT DATE:                            Februrary 1, 2006

MORTAGE INTEREST RATE:                         5.6200% per annum

AMORTIZATION TERM:                             360 months(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 January 1, 2016

MATURITY BALANCE:                              $149,181,223

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance through and including
                                               the date that is two months prior to the
                                               Maturity Date.

LOAN PER SQUARE FOOT/UNIT:                     $90(1)

UP-FRONT RESERVES:                             Engineering Reserve:                        $ 1,860,277

ONGOING RESERVES:                              Tax Reserve:                                        Yes
    (MONTHLY)
                                               Insurance Reserve:                                  Yes(3)

                                               Replacement Reserve:                                Yes(3)

                                               TI/LC Reserve:                                      Yes(3)

LOCKBOX:                                       Springing

MEZZANINE:                                     Permitted(4)

                            PORPERTIES INFORMATION

SINGLE ASSET/PORTFOLIO:                        Portfolio

PROPERTIES TYPE:                               Retail and Mixed Use(5)

PROPERTIES SUB-TYPE:                           Various(6)

LOCATION:                                      Various(7)

YEAR BUILT/RENOVATED:                          Various(8)

SQUARE FEET:                                   1,884,843(9)

OCCUPANCY AT U/W(10):                          95%

OWNERSHIP INTEREST:                            Fee, except for Port Washington, NY, which is Leasehold.

PROPERTY MANAGEMENT:                           Centro Watt Management Joint Venture 2, LP

                              12/31/2003        12/31/2004          11/30/2005           U/W
                              ----------        ----------          ----------           ---
NET OPERATING INCOME:        $ 15,416,151      $ 15,540,872        $ 15,579,386      $ 15,704,830

NET CASH FLOW:                                                                       $ 14,976,645

DSCR:                                                                                        1.28x

APPRAISED VALUE:                               $213,350,000(11)

APPRAISAL DATE:                                Various(12)

CUT-OFF DATE LTV RATIO(1):                     79.6%

MATURITY/ARD LTV RATIO:                        69.9%

(1)  Based on the March 2006 cut-off date principal balance.
(2)  The CWA Portfolio Loan has an initial interest-only period of 24 months.
(3) The insurance, replacement and TI/LC reserves are conditionally waived and will be required to be funded upon, the among other things, an event of default.
(4) Future mazzanine debt is permitted to be incurred by the members of the borrower so long as the following conditions, among others, are satisfied:
     (i) no event of default under the related mortgage loan documents has occurred, (ii) the loan-to-value ratio of the CWA Portfolio Loan and such mezzanine debt shall be no less than 1.10x and (iv) the mezzanine lender must enter into an intercreditor agreement acceptable to lender.
(5) The CWA Portfolio Property is comprised of 21 retail properties and one (1) mixed use property.
(6) The retail portion of the CWA Portfolio Property is comprised of 18 anchored and three (3) unanchored properties. The mixed use property included retail and office use.
(7) The CWA Portfolio Properties are located throughout Connecticut, Georgia, North Carolina, New Jersey, New York, Pennsylvania and Virginia.
(8) The CWA Portfolio Properties were constructed between 1956 and 2004. See "--The CWA Portfolio Properties" below.
(9) The CWA Portfolio Pool B contains 640,444 square feet, CWA Portfolio Pool A contains 725,566 square feet and CWA Portfolio Pool C contains 518,833 square feet.
(10) Occupancy is based on the December 2, 2005 and October 31, 2005 rent rolls. The CWA Portfolio Properties have an overall occupancy of 95%. For the occupancy rates at an individual property, see "--the CWA Portfolio Properties" below.
(11) The CWA Portfolio Properties have an aggregated appraised value of $213,350,000. For the appraised value of the individual properties, see "--The CWA Portfolio Properties" below.
(12) The appraisals for the CWA Portfolio Properties were performed between January 11, 2005 and February 27, 2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  CWA PORTFOLIO

                             Additional Information

- The CWA Portfolio is comprised of 22 shopping centers totaling 1.88 million square feet. The Properties are located along the East Coast of the United States. The properties are located in seven states with a concentration in Pennsylvania, where 12 of the 22 properties are located. The remaining properties are in Connecticut (1), Georgia (3), New Jersey (1), New York
     (3), North Carolina (1), and Virginia (1). A majority of the centers are grocery-anchored shopping centers. The 22 centers are between 3,800 square feet and 279,856 square feet, with an average of 85,675 square feet. As of October 31, 2005 and December 2, 2005, the Portfolio was 95.0% occupied by 250 tenants.

- The largest tenants in the portfolio are Kmart (5.4% of Portfolio NRA, North Park Center), Weis Markets (4.9% of Portfolio NRA, Gilbertsville Shopping Center and Park Hills Plaza), Pathmark (4.9% of Portfolio NRA, Bensalem Square and Highridge Plaza Shopping Center), Outlet Marketplace (4.5% of NRA, County Line Plaza), Clemens Market (4.2% of NRA, County Line Plaza and Whitemarsh Plaza), Golf & Tennis Pro Shop (3.3% of NRA, Holcomb Bridge Crossing), Acme Market (2.8% of NRA, Collegeville Shopping Center), and Redner's Markets (2.8% of NRA, Cherry Square Shopping Center). Investment-grade tenants occupy over 5.0% of the total square footage of the portfolio and account for over 2.5% of the rental income.(1) There are 250 tenants with no tenant accounting for more than 5.4% of the NRSF or 5.3% of the annual base rental income.

- Each property is owned by a single purpose limited liability company or limited partnership, as applicable, whose business is limited to owning and operating the respective CWA Property. The sponsor is Centro Watt America REIT IV, Inc.

(1) Includes the rating of a tenant's parent company whether or not the parent guarantees the lease.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  CWA PORTFOLIO

CWA PORTFOLIO PROPERTIES

CWA PORTFOLIO POOL B

                                                                                         ALLOCATED LOAN
#    PROPERTY NAME               CITY                 STATE   NRA (SF)  APPRAISED VALUE     AMOUNT (1)    OCCUPANCY   YEAR BUILT
--------------------------------------------------------------------------------------------------------------------------------
1    Park Hills Plaza            Altoona                PA    279,856     $ 25,900,000     $ 21,000,000       93%        1976
2    CVS-Highridge Plaza
     Shopping Center             Yonkers                NY     88,501     $ 20,300,000     $ 16,560,000      100%        1977
3    County Line Plaza           Souderton              PA    175,079     $ 12,800,000     $  9,000,000       99%        1975
4    Park Plaza                  Douglasville           GA     46,495     $  5,750,000     $  4,850,000       93%        1986
5    Springfield Supermarket     Springfield            NJ     32,209     $  4,700,000     $  3,760,000      100%        1962
6    550 W. Germantown Pike      Plymouth Township      PA      3,800     $  2,700,000     $  2,210,000      100%        2004
7    Mount Carmel Plaza          Glenside               PA     14,504     $  1,500,000     $  1,250,000      100%        1975
                                                             -------------------------------------------
                                                    TOTAL:    640,444     $ 73,650,000     $ 58,630,000
                                                             ===========================================

(1)  Based on a March 2006 Cut-off Date.

CWA PORTFOLIO POOL A

                                                                                         ALLOCATED LOAN
#    PROPERTY NAME               CITY                 STATE   NRA (SF)  APPRAISED VALUE     AMOUNT (1)    OCCUPANCY   YEAR BUILT
--------------------------------------------------------------------------------------------------------------------------------
1    North Park Center           Macon                  GA    195,355     $ 17,500,000     $ 14,500,000       96%        1988
2    Collegeville Shopping
     Center                      Collegeville           PA    110,696     $ 14,300,000     $  9,800,000      100%        1978
3    Cherry Square Shopping
     Center                      Northampton            PA     75,005     $  9,500,000     $  8,050,000      100%        1990
4    Holcomb Bridge Crossing     Roswell                GA    105,420     $  8,600,000     $  7,250,000       96%        1989
5    Gilbertsville Shopping
     Center                      Gilbertsville          PA     85,748     $  6,800,000     $  5,440,000       96%        1975
6    Chalfont Village Shopping
     Center                      Chalfont               PA     46,051     $  5,300,000     $  4,290,000       96%        1989
7    69th Street Plaza           Upper Darby            PA     41,561     $  5,300,000     $  4,180,000       97%        1975
8    New Holland Plaza           New Holland            PA     65,730     $  3,100,000     $  2,600,000       92%        1986
                                                             -------------------------------------------
                                                    TOTAL:    725,566     $ 70,400,000     $ 56,110,000
                                                             ===========================================

(1)  Based on a March 2006 Cut-off Date.

CWA PORTFOLIO POOL C

                                                                                         ALLOCATED LOAN
#    PROPERTY NAME               CITY                 STATE   NRA (SF)  APPRAISED VALUE     AMOUNT (1)    OCCUPANCY   YEAR BUILT
--------------------------------------------------------------------------------------------------------------------------------
1    Whitemarsh Plaza            Conshohocken           PA     67,476     $ 18,300,000     $ 13,650,000      100%        1956
2    Killingly Plaza             Killingly              CT     75,376     $ 12,500,000     $ 10,400,000      100%        1989
3    North Ridge Plaza           New Rochelle           NY     42,131     $ 11,600,000     $  9,280,000       94%        1958
4    Bensalem Square             Bensalem               PA     72,148     $ 11,700,000     $  9,000,000      100%        1984
5    Culpeper Town Square        Culpeper               VA    137,563     $  8,500,000     $  7,200,000       90%        1965
6    Magnolia Plaza Shopping
     Center                      Morgantown             NC    104,539     $  5,700,000     $  4,750,000       68%        1987
7    Port Washington             Port Washington        NY     19,600     $  1,000,000     $    800,000      100%        1969
                                                             -------------------------------------------
                                                    TOTAL:    518,833     $ 69,300,000     $ 55,080,000
                                                             ===========================================

(1)  Based on a March 2006 Cut-off Date.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  CWA PORTFOLIO

LEASE ROLLOVER SCHEDULE (1),(2)

                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
       MTM              19              $ 14.31                1.8%               1.8%              2.9%                 2.9%
      2006              53              $ 12.19                7.1%               8.9%              9.4%                12.3%
      2007              49              $  8.04               17.1%              26.1%             15.1%                27.4%
      2008              46              $  8.70               14.2%              40.3%             13.5%                41.0%
      2009              30              $  9.42               10.0%              50.3%             10.3%                51.3%
      2010              36              $  9.06               15.6%              65.8%             15.4%                66.7%
      2011              10              $ 13.17                2.0%              67.9%              2.9%                69.7%
      2012              12              $ 13.40                3.3%              71.2%              4.9%                74.5%
      2013               9              $  7.27                8.4%              79.6%              6.7%                81.2%
      2014              10              $ 14.18                2.7%              82.2%              4.2%                85.4%
      2015               7              $ 15.49                1.0%              83.2%              1.7%                87.0%
      2016               1              $  8.72                2.8%              86.0%              2.6%                89.7%
GREATER THAN 2016        6              $ 10.81                8.7%              94.7%             10.3%               100.0%
     Vacant             29                  N/A                5.3%             100.0%              N/A                  N/A

(1)  Data based on rent rolls dated 10/31/2005 and 12/2/2005.
(2) The lease rollover schedule is based on the actual lease expirations per the leases and not early termination options.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                              8201 GREENSBORO DRIVE

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                              8201 GREENSBORO DRIVE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $76,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $76,000,000

FIRST PAYMENT DATE:                            January 11, 2006

MORTGAGE INTEREST RATE:                        5,3000% per annum

AMORTIZATION TERM:                             360 month(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 January 11, 2016

MATURITY BALANCE:                              $70,302,245

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance until the date that
                                               is four months prior to the Maturity Date.

LOAN PER SF:                                   $211(1)

UP-FRONT RESERVES:                             Engineering Reserve:                        $ 720,983
                                               Unfunded Obligation Reserve:                $ 471,977(3)
                                               Environmental Reserve:                      $     625(4)

ONGOING RESERVES:                              Tax and Insurance Reserve:                        Yes
    (MONTHLY)                                  Replacement Reserve:                            6,014(5)
                                               Excess Cash Flow Reserve:                         Yes(6)

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PORPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Office

PROPERTY SUB-TYPE:                             Suburban

LOCATION:                                      McLean, VA

YEAR BUILT/RENOVATED:                          1984/2003

SQUARE FEET:                                   360.854

OCCUPANCY AT U/W(7):                           99%

OWNERSHIP INTEREST:                            Fee

                                                          % OF TOTAL         LEASE
MAJOR TENANTS:                                 NRSF           NRSF         EXPIRATION
--------------                                 ----           ----         ----------
BAE Systems                                  130,736        36.2%          12/31/2012

Association Management Group                  29,563         8.2%           6/30/2008

Adobe Systems Inc.                            22,459         6.2%           3/31/2011

PROPERTY MANAGEMENT:                           B.F. Saul Property Company

                                        12/31/2003     12/31/2004     12/31/2005             U/W
                                        ----------     ----------     ----------             ---
NET OPERATING INCOME:                  $  6,164,913   $  5,816,348   $  6,819,069        $  6,799,497

NET CASH FLOW:                                                                           $  6,289,971

DSCR:                                                                                            1.24x

APPRAISED VALUE:                               $101,600,000

APPRAISAL DATE:                                July 15, 2005

CUT-OFF DATE LTV RATIO(1):                     74.8%

MATURITY/ARD LTV RATIO:                        69.2%

(1)  Based on the March 2006 Cut-off Date.
(2) The 8201 Greensboro Drive Loan has an initial interest-only period of 60 months.
(3) The unfunded obligations Reserve was established at closing in the amount of $471,977 was established at closing to fund borrower's lease reimbursement obligations to three (3) tenants at the 8201 Greensboro Drive Property.
(4) The environmental reserve was established at closing in the amount of $625 for costs associated with obtaining a "No Further Action Letter" or an equivalent comfort letter, in form and substance satisfactory to the lender indicating that the 500-gallon underground storage tank removed in 2000 is of no concern.
(5) The borrower is required to deposit $6,014 per month into a replacement reserve to fund ongoing repairs and replacements, PROVIDED that the borrower will not be required to make any payments into a replacement reserve if the balance of the reserve equals or exceeds $144,342.
(6) The borrower is required to deposit all excess cash flow into an excess cash flow reserve following the occurrence and during the continuance of a "Cash Trap Period" (defined below) as additional security for the 8201 Greensboro Drive Loan. A "Cash Trap Period" means each period commencing on the date that the debt service coverage ratio calculated as of the end of each calender month is less than 1.10x, and continuing until the earlier of
     (i) the payment date next occurring following expiration of a consecutive three (3) month period during which the debt service coverage ratio calculated as of the end of such consecutive three (3) month period, is greater than 1.10x, or (ii) until payments in full of the 8201 Greensboro Drive Loan, PROVIDED HOWEVER, that beginning on October 11, 2015 the Cash Trap Period will automatically go into effect until the 8201 Greensboro Drive Loan is repaid in full.

(7)  Occupancy is based on the November 1, 2005 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                              8201 GREENSBORO DRIVE

                             Additional Information

- 8201 Greensboro Drive (the "Subject") is a 12 story, 360,854 square foot Class A office building located in the Hills section of the Tyson's Corner submarket in Northern Virginia. The Sponsor, B.F. Saul Real Estate Investment Trust, built the Subject in 1984 and has continually owned and operated the property.

- 8201 Greensboro Drive is 99% leased to 42 tenants including BAE Systems (36.2% of NRA), Association Management Group (8.2% of NRA), Adobe Systems (6.2% of NRA), Compuware Corporation (4.7% of NRA), and Abovenet Communications (3.6% of NRA), GSA (2.7% of NRA) and Department of Defense (2.4% of NRA). 45% of the Subject's NRA is occupied by credit tenants.

- The Subject is located at the intersection of International and Greensboro Drives and directly opposite the 1.9 million square foot Tyson's Corner Mall and in immediate proximity to the 800,000 square foot Tyson's Galleria Mall. In addition to all of the retail, dining and hotel amenities located within the two malls: including the Tyson's Ritz Carlton and the 80,000 square foot Tyson's Sport & Health Club, the Subject is attached to the recently renovated Holiday Inn and the newly built Courtyard by Marriott. The two attached hotels provide additional dining and catering alternatives for the tenants and visitors to the Subject. Tenants at the Subject also lease conference space from the two attached hotels, which were also developed and are owned by the Sponsor.

- The Tyson's Corner submarket has evolved into a commercial hub, due in part to its location at the crossroads of the Capital Beltway, the Dulles Toll Road, and Routes 7 and 123. As the major highway that circles Washington, the Beltway provides easy access to every suburb in the metropolitan area. The Beltway also provides direct access to I-95, the main artery on the eastern seaboard of the United States. The submarket is positioned directly in the middle of the Dulles Toll Road, 25 minutes from both Washington Dulles International Airport and Reagan National Airport. Its strategic location has reinforced the submarket's reputation as being the gateway to the workforce and businesses located in the fast-growing outer suburbs of Fairfax and Loudoun Counties yet close enough to easily provide access to downtown Washington DC to its east.

- Due, in part, to many of these amenities, the Hills section of Tyson's Corner has become one of the most desirable office submarkets in northern Virginia. The submarket is home to numerous Class A office users including SAIC, Booz Allen Hamilton, The Mitre Corporation, Cable & Wireless, Ernst & Young, KPMG, MCI, Northrop Grumman, Bank of America, Boeing, Wachovia, Deloitte & Touche, Shaw Pittman, Price Waterhouse Coopers, Freddie Mac, CIA, Gannett and Capital One.

- The Subject's average lease rate of $26.42/SF is slightly below rents in the market. The market has recently experienced increasing occupancy levels and rents are expected to increase as a result.

- The sponsorship is controlled by the Saul Family. The family's three principal investments are The Saul Family Trust, a private REIT, Saul Centers, a NYSE traded REIT and Chevy Chase Bank, with $12 billion in assets is the area's largest commercial bank (80% of Chevy Chase Bank's common stock is owned by the Saul Family Trust). Additionally, the Saul Family Trust owns and operates 12 office buildings (over 3 million square feet), 17 hotels (3,384 rooms) and 1.1 million square feet of flex space. Additionally, Saul Centers owns 31 shopping centers and 400 apartment units.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                              8201 GREENSBORO DRIVE

LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
   YEAR              ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
   2006                 7              $    31.49              7.0%               7.0%              8.3%                8.3%
   2007                 6              $    28.72              6.3%              13.3%              6.9%                15.2%
   2008                 10             $    26.19             18.8%              32.1%             18.6%                33.8%
   2009                 8              $    24.91              8.4%              40.5%              7.9%                41.7%
   2010                 9              $    24.95              7.3%              47.8%              6.9%                48.7%
   2011                 9              $    27.04             20.9%              68.7%             21.4%                70.0%
   2012                 3              $    26.81             24.5%              93.2%             24.9%                94.9%
   2013                 2              $    23.24              3.3%              96.5%              2.9%                97.8%
   2015                 2              $    27.14              2.2%              98.6%              2.2%               100.0%
  Vacant               N/A                  N/A                1.4%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 11/1/2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                  NEI PORTFOLIO

[GRAPHIC]

[GRAPHIC]
MARKET STREET

[GRAPHIC]
VILLAGE CORNER

[GRAPHIC]
25-27 IMLAY APARTMENTS

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                  NEI PORTFOLIO

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $70,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $70,000,000

FIRST PAYMENT DATE:                            January 1, 2006

MORTGAGE INTEREST RATE:                        4.9800% per annum

AMORTIZATION TERM:                             Interest-only(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 December 1, 2015

MATURITY BALANCE:                              $70,000,000

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance through and including
                                               the date that is four months prior to the
                                               Maturity Date.

LOAN PER SQUARE FOOT:                          See "--The NET Portfolio Properties" below

UP-FRONT RESERVES:                             Engineering Reserve:                      $   231,881

                                               Remediation Reserve:                      $   437,500(3)

                                               Undeliverable Items Reserve:              $ 1,500,000(4)

ONGOING RESERVES:                              Tax and Insurance Reserve:                        Yes

                                               Replacement Reserve:                              Yes(5)

                                               TI/LC Reserve:                                    Yes(6)

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PORPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Portfolio

PROPERTY TYPE:                                 Various(7)

PROPERTY SUB-TYPE:                             Various(8)

LOCATION:                                      Various(9)

YEAR BUILT/RENOVATED:                          Various(10)

SQUARE FEET UNITS:                             Various(10)

OCCUPANCY AT U/W(11):                          Various

OWNERSHIP INTEREST:                            Fee Simple

PROPERTY MANAGEMENT:                           SD Commercial, LLC

                                        12/31/2004      6/30/2005             U/W
                                        ----------      ---------             ---
NET OPERATING INCOME:                  $ 10,510,297   $ 11,098,262   $ 10,049,011

NET CASH FLOW:                                                       $  9,217,797

DSCR:                                                                        2.61x

APPRAISED VALUE:                               $153,700,000(12)

APPRAISAL DATE:                                Various(13)

CUT-OFF DATE LTV RATIO(1):                     45.5%

MATURITY/ARD LTV RATIO:                        45.5%

(1)  Based on the March 2006 cut-off date principal balance.
(2)  The NEI Portfolio Loan is interest-only for the entire term.
(3) The remediation reserve was established at closing due to groundwater contamination at the Yorba Linda Property.
(4) The borrower established an undeliverable items reserve by depositing $1,500,000 at closing. The lender is required to disburse this reserve to the borrower upon satisfaction of the conditions set forth in the undelivered items letter. The borrower has satisfied the conditions for release and thus the reserve will be released to the borrower.
(5) Upon an event of default under the NEI Portfolio loan documents or if lender determines that the property is not being adequately maintained, the borrower will be required to deposit $188,206 per month into a replacement reserve to fund ongoing repairs and replacements.
(6) Upon an event of default under the NEI Portfolio loan documents, the borrower will be required to deposit $605,542 per month into a TI/LC reserve to fund tenant improvements and leasing commissions.
(7) The NEI Portfolio is comprised of 8 offices, 6 multifamily, 5 retail, 3 industrial, 3 parking lots and 1 mixed use properties; and the mixed use property includes office and retail uses.
(8) The 8 office properties are all comprised of suburban properties; the 5 retail properties are comprised of 3 anchored and 2 unanchored properties.
(9) The NEI Portfolio Properties are located throughout Arizona, California, Connecticut, Florida, Ohio, Texas and Virginia.
(10) See "--The NEI Portfolio Properties" below.
(11) For the occupancy rates at an individual property, see "--The NEI Portfolio Properties" below.
(12) The NEI Portfolio Properties have an aggregate appraised value of $153,700,000. For the appraised value of individual properties, see
     "-- The NEI Portfolio Properties" below.
(13) The appraisals for the NEI Portfolio Properties were performed between October 7, 2005 and November 1, 2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                  NEI PORTFOLIO

                             ADDITIONAL INFORMATION

-    The NEI Portfolio Loan is expected to be rated BBB- by both S&P and Fitch.

- The NEI Portfolio is a portfolio of 26 properties consisting of office, industrial, multifamily, mixed use, retail and parking totaling 737,307 square feet and 291 units. The properties were constructed between 1917 and 1998. All of the properties are cross-collateralized and cross-defaulted with no release provisions.

- The loan is secured by six different property types, which are located within seven states. There are 13 properties in California, four in Connecticut, three in Florida, two in Arizona, two in Virginia, one in Ohio and one in Texas. The portfolio consists of eight office, six multifamily, five retail, three industrial, three parking and one mixed-use properties.

- Each of the properties is owned by a separate SPE corporation. David Wick is the sponsor. SD Commercial LLC manages the properties.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                  NEI PORTFOLIO

NEI PORTFOLIO PROPERTIES

#   PROPERTY NAME                                  PROPERTY TYPE        CITY       STATE
----------------------------------------------------------------------------------------
 1  Lincoln Boulevard Office Building                 Office      Santa Monica       CA
 2  Market Street                                    Mixed Use    San Francisco      CA
 3  Otay Mesa Truck Parking                           Parking     San Diego          CA
 4  Yorba Linda - Retail                              Retail      Placentia          CA
 5  Balboa Village                                    Retail      San Diego          CA
 6  East Main Auto Plaza                              Retail      El Cajon           CA
 7  Providence Hill                                   Office      Fairfax            VA
 8  Otay Mesa Truck Parking (27.86 acres)             Parking     San Diego          CA
 9  Airway Trade Center                             Industrial    San Diego          CA
10  University Avenue Office                          Office      La Mesa            CA
11  Hampton Creek Apartments                        Multifamily   Hampton            VA
12  Stanton Office Plaza                              Office      Stanton            CA
13  1764 Congress Office Building (WPB No. 1)         Office      West Palm Beach    FL
14  Border Warehouse (West Frontage Road)           Industrial    Nogales            AZ
15  Mid Cajon Apartments                            Multifamily   San Diego          CA
16  1760 Congress Office Building (Florida No. 8)     Office      West Palm Beach    FL
17  Village Corner                                    Retail      Montgomery         OH
18  Terrace View Center                               Retail      San Diego          CA
19  Roberts Street Office Building                    Office      East Hartford      CT
20  Otay Mesa Truck Parking (7.12 acres)              Parking     San Diego          CA
21  Victoria Towne Square Apartments                Multifamily   Victoria           TX
22  Border Warehouse (West La Quinta Road)          Industrial    Nogales            AZ
23  100 Prospect Street                             Multifamily   Hartford           CT
24  25-27 Imlay Apartments                          Multifamily   Hartford           CT
25  1756 Congress Office (Florida #2)                 Office      West Palm Beach    FL
26  843 Farmington Avenue                           Multifamily   West Hartford      CT

                                                     NRA (SF/                     ALLOCATED LOAN
#   PROPERTY NAME                                  UNITS/ACRES)  APPRAISED VALUE     AMOUNT (1)   YEAR BUILT  OCCUPANCY
-----------------------------------------------------------------------------------------------------------------------
 1  Lincoln Boulevard Office Building                    57,542  $    13,500,000  $    6,836,599     1981         95%
 2  Market Street                                        53,577  $    16,300,000  $    6,772,827     1917         81%
 3  Otay Mesa Truck Parking                                  41  $    18,370,000  $    6,429,500     1998        100%
 4  Yorba Linda - Retail                                 78,401  $    12,800,000  $    6,427,000     1964        100%
 5  Balboa Village                                       35,911  $     8,800,000  $    4,736,126     1987        100%
 6  East Main Auto Plaza                                 43,795  $     8,200,000  $    4,357,843     1955        100%
 7  Providence Hill                                      46,897  $     9,900,000  $    3,965,367     1985         77%
 8  Otay Mesa Truck Parking (27.86 acres)                    28  $     9,710,000  $    3,398,500     1998        100%
 9  Airway Trade Center                                 121,056  $     8,100,000  $    3,086,820     1989        100%
10  University Avenue Office                             36,349  $     5,000,000  $    2,750,000     1972        100%
11  Hampton Creek Apartments                                100  $     6,000,000  $    2,694,932     1972         85%
12  Stanton Office Plaza                                 32,003  $     3,500,000  $    1,925,000     1976         99%
13  1764 Congress Office Building (WPB No. 1)            19,770  $     3,300,000  $    1,815,000     1990        100%
14  Border Warehouse (West Frontage Road)                68,884  $     3,200,000  $    1,760,000     1991        100%
15  Mid Cajon Apartments                                     22  $     3,100,000  $    1,705,000     1992        100%
16  1760 Congress Office Building (Florida No. 8)        21,160  $     3,100,000  $    1,705,000     1988        100%
17  Village Corner                                       15,910  $     2,000,000  $    1,500,000     1987        100%
18  Terrace View Center                                  15,850  $     2,700,000  $    1,485,000     1991        100%
19  Roberts Street Office Building                       27,273  $     2,400,000  $    1,167,939     1987        100%
20  Otay Mesa Truck Parking (7.12 acres)                      7  $     3,095,000  $    1,083,250     1998        100%
21  Victoria Towne Square Apartments                         80  $     1,900,000  $    1,045,000     1974         95%
22  Border Warehouse (West La Quinta Road)               43,005  $     2,200,000  $      990,000     1990         90%
23  100 Prospect Street                                      44  $     1,825,000  $      924,303     1969         84%
24  25-27 Imlay Apartments                                   30  $     1,175,000  $      646,216     1965         90%
25  1756 Congress Office (Florida #2)                    19,924  $     2,800,000  $      615,852     1989         44%
26  843 Farmington Avenue                                    15  $       725,000  $      176,926     1925        100%
                                                                 -------------------------------
                                                         TOTAL:  $   153,700,000  $   70,000,000

(1)  Based on a March 2006 Cut-off Date.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                MONTGOMERY PARK I

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                MONTGOMERY PARK I

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $65,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $65,000,000

FIRST PAYMENT DATE:                            January 1, 2006

MORTGAGE INTEREST RATE:                        5.5400% per annum

AMORTIZATION TERM:                             360(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 December 1, 2015

MATURITY BALANCE:                              $58,192,102

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance through and including
                                               the date that is four months prior to the
                                               Maturity Date.

LOAN PER SQUARE FOOT:                          $96(1)

UP-FRONT RESERVES:                             TI/LC Reserve:                              $ 2,500,000
                                               Earn-out Reserve:                           $ 2,500,000(3)
                                               Free Rent Account Reserve:                  $   260,000(4)
                                               Parking Easement Reserve:                   $    37,666(5)

ONGOING RESERVES:                              Tax and Insurance Reserve                           Yes
    (MONTHLY)                                  Replacement Reserve:                        $     8,476
                                               TI/Reserve                                  $    44,142(6)

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Office

PROPERTY SUB-TYPE:                             Suburban

LOCATION:                                      Portland, OR

YEAR BUILT/RENOVATED:                          1921/1989

SQUARE FEET:                                   678,076

OCCUPANCY AT U/W(7):                           78%

OWNERSHIP INTEREST:                            Fee

                                                          % OF TOTAL
MAJOR TENANT(S)                                NRSF           NRSF         LEASE EXPIRATION
---------------                                ----           ----         ----------------
Wells Fargo                                  128,032        18.9%             5/31/2010

Freightliner                                 111,409        16.4%            12/31/2011(8)

Portland Teachers Credit Union                53,972         8.0%             4/30/2009

PROPERTY MANAGEMENT:                           Bill Naito Company

                                        6/30/2004      6/30/2005           U/W
                                        ----------     ----------           ---
NET OPERATING INCOME:                  $  4,898,232   $  5,211,059      $  6,046,798

NET CASH FLOW:                                                          $  5,415,378

DSCR(9):                                                                        1.26x

APPRAISED VALUE:                               $88,000,000

APPRAISAL DATE:                                October 3, 2005

CUT-OFF DATE LTV RATIO(1)(9):                  71.3%

MATURITY LTV RATIO:                            66.1%

(1)  Based on the March 2006 cut-off data principal balance.
(2)  Montgomery Park I Loan has an interest-only period of 36 months.
(3) The earn-out reserve will be released to the borrower subject to satisfaction of the following: a minimum occupancy of 87% and a DSCR of 1.25x based on a trailing three (3) month period on the full loan amount of $65,000,000. Should the borrower not meet these criteria within 24 months of closing, the earn-out reserve will be used to pay down or partially defease the loan.
(4) The free rent account reserve was established at closing to fund free rent concessions to the following tenants: United Parcel Service and Schnitzer. Unless an event of default shall have occurred and is continuing, the lender shall release to the borrower the free rent reserve deposit pertaining to the applicable free rent tenant if it is in occupancy of its respective premises, oper for business and paying rent in accordance with the proivisions of the free rent tenant's lease.
(5) The parking easement reserve was established at closing to fund three parking fee payments. The borrower is required to make monthly payments in an amount equal to 1/12 of the estimated annual parking fees into a parking easement reserve following the occurrence of a lockbox trigger event resulting from the occurrence of an event of default. The monthly escrow payments shall cease if the parking easement reserve equals or exceeds an amount equal to 12 parking fee payments.
(6)  The borrower is required to deposit $44,142 per month into a TI/LC
     Reserve to fund tenant improvements and leasing, PROVIDED that the borrower will not be required to make any payments into a TI/LC reserve if the balance of the reserve equals or exceeds $3,200,000.
(7)  Occupancy is based on the November 15, 2005 rent roll.
(8)  Freightliner has an option to terminate its lease on December 31, 2008.
(9)  U/W DSCR and cut-off date LTV ratio are calculated net of $2,250,000.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                MONTGOMERY PARK I

                             Additional Information

- The Montgomery Park I loan is secured by a nine-story, commercial office building and a four-level parking garage structure, totaling 678,076 square feet, on two parcels of land totaling 11.06 acres, in Portland, Oregon. The Property was originally constructed in 1921 as a regional distribution warehouse and was renovated in 1989 to accommodate a commercial office and retail environment. As of November 15, 2005, the property was 78.0% occupied.

- There are 43 tenants at the property. Approximately four of the top five (46.6% of NRA) are investment grade tenants. (1) Primary tenants at that property are: Wells Fargo (S&P: AA-; 18.9% of NRA), Freightliner (S&P: BBB for parent company, Daimler Chrysler; 16.4% of NRA), Portland Teachers Credit Union (8.0% of NRA), UPS (S&P: AAA; 5.7% of NRA) and Kaiser Foundation Health (S&P: A+; 5.7% of NRA). (1)

- The property is located in Portland, Oregon approximately two miles northwest of the Portland Central Business District. The property is bounded by Vaughn Street on the south and 27th Street on the east.

- The Borrower is Montgomery Park I, LLC. The Sponsors are Bill Naito Company, Lawrence M. Naito, Ronald W. Naito, Anne Naito-Campbell and Kenneth C. Naito. The company was established in 1921.

(1) Includes the rating of a tenant's parent company whether or not the parent guarantees the lease.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                MONTGOMERY PARK I

LEASE ROLLOVER SCHEDULE (1), (2)

                                                                                             % OF TOTAL BASE      CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT      % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR              ROLLING       PER SF ROLLING          ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------
      MTM                  17            $  19.20               8.3%             8.3%             11.4%                11.4%
      2006                 15            $  19.33              10.6%            19.0%             14.6%                25.9%
      2007                  8            $  19.89               2.1%            21.1%              3.0%                28.9%
      2008                  8            $  16.87               2.9%            24.0%              3.4%                32.4%
      2009                  3            $  20.60               8.7%            32.6%             12.7%                45.0%
      2010                  2            $  16.00              18.9%            51.5%             21.4%                66.4%
      2011                 11            $  17.66              23.8%            75.3%             29.8%                96.2%
      2012                  1            $  16.50               1.6%            76.9%              1.9%                98.1%
      2014                  2            $   0.00               0.0%            76.9%              0.3%                98.5%
GREATER THAN 2016           1            $  16.00               1.4%            78.3%              1.5%               100.0%
     Vacant                30                 N/A              21.7%           100.0%              N/A                  N/A

(1)  Data based on rent roll dated 11/15/2005.
(2) The lease rollover schedule is based on the actual lease expirations per the leases and not early termination options.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                 COLINAS DEL SOL

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                 COLINAS DEL SOL

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $48,500,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $48,500,000

FIRST PAYMENT DATE:                            December 11, 2005

MORTGAGE INTEREST RATE:                        5.2500% per annum

AMORTIZATION TERM:                             360 months(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 December 11, 2015

MATURITY BALANCE:                              $43,078,242

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defensance until the date that
                                               is six months prior to the Maturity Date.

LOAN PER UNIT:                                 $64,495(1)

UP-FRONT RESERVES:                             Engineering Reserve:                        $  6,875

ONGOING RESERVES:                              Tax and Insurance Reserve                        Yes

    (MONTHLY)                                  Replacement Reserve:                        $ 15,667

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Multifamly

PROPERTY SUB-TYPE:                             Conventional

LOCATION:                                      EI Paso, Texas

YEAR BUILT/RENOVATED:                          3 Phase: 1994, 1996 and 2000/N/A

UNITS:                                         752

OCCUPANCY AT U/W(3):                           97%

OWNERSHIP INTEREST:                            Fee

PROPERTY MANAGEMENT:                           AMD Property Management, Inc.

                                        12/31/2003     12/31/2004      8/31/2005             U/W
                                        ----------     ----------      ---------             ---
NET OPERATING INCOME:                  $  3,927,112   $  4,003,802   $  4,176,328        $  4,308,684

NET CASH FLOW:                                                                           $  4,120,684

DSCR:                                                                                            1.28x

APPRAISED VALUE:                               $62,000,000

APPRAISAL DATE:                                September 12, 2005

CUT-OFF DATE LTV RATIO(3):                     78.2%

MATURITY/ARD LTV RATIO:                        69.5%

(1)  Based on the March 2006 cut-off date.
(2)  The Colinas del Sol Loan has an intial interest-only period of 36 months.
(3)  Occupancy is based on the Novermber 29, 2005 rent foll.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 24, 2006

                                 COLINAS DEL SOL

                             ADDITIONAL INFORMATION

- Colinas del Sol (the "Subject") is a Class A, garden-style apartment complex, located in El Paso, TX and built in three phases in 1994, 1996 and 2000. The Subject has 752 residential units, with a unit mix that includes 328 one-bedroom units, 272 two-bedrooms units and 152 three-bedroom units (32 of which are townhouses). The Subject's residences are located in 53 two and three-story multifamily buildings. The Subject's site is situated on a 36.5-acre area and has 1,274 parking spaces (1.7 spaces per unit).

- Apartment units are available in one-bedroom, two-bedroom, and three-bedroom sizes. Unit amenities include designer window blinds, full-size washer/dryer connections, ceiling fans and ceramic tile entry. Select units have attached garages, garden tubs, solariums and vaulted ceilings. On-site amenities include three clubhouses, three swimming pools, two lighted tennis courts, two lighted beach volleyball courts, three fitness centers, covered parking/garages and picnic areas with mountain views. The property also benefits from an on-site leasing office.

- The City of El Paso implemented a "Purple Pipe Project" which consisted of installing secondary water lines throughout the city to provide reclaimed (non-potable) water for use in watering larger landscaped areas. The prior owner of Colinas del Sol spent a significant amount of money to lay these secondary water lines to the Subject. Although the city had watering restrictions, users of this secondary water source are not subject to the restrictions and related costs. As a result, Colinas del Sol was designed with and maintains attractive landscaping, giving the Subject substantially better curb appeal than its competitors.

- The Subject is located in El Paso's west side, which is the most affluent area of the city. The University of Texas at El Paso ("UTEP") is located approximately five miles southeast of the Subject, with an enrollment of over 19,000 students. UTEP is a major economic contributor to the region with nearly 3,600 employees. The Subject is also located less than one mile north of the Sunland Park Mall, a 950,000 square foot super regional three-anchor mall. Approximately one mile from the Subject (on the New Mexico side of the border) is Sunland Park Casino & Racetrack. The casino attracts approximately 1.5 million visitors each year.

- El Paso is the fifth largest city in Texas and the 23rd largest city in the United States. The city is located in far west Texas and is adjacent to the New Mexico state line and is separated from Juarez, Mexico by the Rio Grande River. The El Paso - Juarez borderplex is the most populous metro area on an international boundary in the world with a combined population of approximately 2 million, with roughly 563,662 in El Paso and 1.5 million in Juarez. Fort Bliss, a U.S. military flagship installation with a population of 118,932, including civilian workers and soldiers' families has called El Paso home for more than a century. Fort Bliss currently is home to about 12,453 soldiers, most of whom are in the air defense branch. An additional 4,200 soldiers from cavalry and air defense units moved to Fort Bliss during the second half of 2005. An estimated 11,500 military and civilian jobs now based elsewhere will move to Fort Bliss under the Base Realignment and Closure process, the largest gain of soldiers of any base or post.

- According to the El Paso Apartment Association Survey for 2Q 2005, the El Paso apartment market contains approximately 31,000 units. The average occupancy in the market is 93.1%, which is an increase from 92.2% as of 1Q 2005. The average rental rate in the market is $524/unit ($0.65/SF). The supply of multifamily housing has remained relatively stable over the recent past, and demand is expected to increase significantly in the near future as job creation accelerates in conjunction with improving national and local economies. The Subject is located in the Northwest submarket, which contains 5,929 units with an average occupancy of 93.8% up from 91.8% a quarter earlier. The Subject neighborhood is performing on par with the market in terms of occupancy and rent.

- The primary sponsor, James Lippman, is the Founder and Chairman of JRK Asset Management ("JRK") and has a net worth in excess of $90 million. Colinas del Sol is managed by AMD Property Management, a wholly owned subsidiary of JRK, which currently owns and manages in excess of $500 million of real estate assets and investments. JRK has over 10 years experience in owning and operating properties in El Paso, TX and currently manages over 5,000 multifamily units in six states, with more than 3,055 units in Texas alone.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 LANE PORTFOLIO

[GRAPHIC]

[GRAPHIC]

HILTON GRAND RAPIDS AIRPORT

[GRAPHIC]

COURTYARD BY MARRIOTT - DURHAM

[GRAPHIC]

RADISSON - ANNAPOLIS

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 LANE PORTFOLIO

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $42,800,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $42,800,000

FIRST PAYMENT DATE:                            March 1, 2006

MORTGAGE INTEREST RATE:                        6.0300% per annum

AMORTIZATION TERM:                             360 months(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 February 1, 2013

MATURITY BALANCE:                              $39,346,110

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance through and including
                                               the date that is four months prior to the
                                               Maturity Date.

LOAN PER ROOM:                                 $72,666(1)

UP-FRONT RESERVES:                             Renovation Reserve:                          $11,270,000

ONGOING RESERVES:                              Tax and Insurance Reserve:                           Yes
    (MONTHLY)

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Portfolio

PROPERTY TYPE:                                 Hotel

PROPERTY SUB-TYPE:                             Various

LOCATION:                                      Various

YEAR BUILT/RENOVATED:                          Various

ROOMS:                                         Various

U/W OCCUPANCY:                                 68%

OWNERSHIP INTEREST:                            Fee

PROPERTY MANAGEMENT:                           Lane Hotels, Inc.

                           12/31/2003     12/31/2004       10/31/2005           U/W
                           ----------     ----------       ----------           ---
NET OPERATING INCOME:     $  4,056,357   $  4,460,301    $  5,186,490        $  5,186,490

NET CASH FLOW:                                                               $  4,408,390(3)

DSCR:                                                                                1.43x(3)

APPRAISED VALUE(4):                            $76,100,000

APPRAISAL DATE:                                Various

CUT-OFF DATE LTV RATIO(1)(4):                  56.2%

MATURITY/ARD LTV RATIO(4):                     51.7%

(1)  Based on the March 2006 cut-off date principal balance.
(2)  The Lane Portfolio Loan has an initial interest-only period of 11 months.
(3) Based on as-is underwriting. Based on as-stabilized underwriting, it is expected that the as-stabilized U/W Net Cash Flow will be $5,859,000 for an as-stabilized debt service coverage ratio of 1.90x.
(4) Value represents the appraiser's estimate of the stabilized value for property. Appraiser's stabilized value is based on the projected value of property after the planned renovation work has been completed. Lender escrowed $11,270,000 into a renovation reserve at closing to fund the planned renovations. The appraiser's as-is values for the properties collateralizing the Lane Portfolio Loan are as follows: Radisson Annapolis
     - $26,000,000; Hilton-Grand Rapids Airport - $12,700,000; Courtyard by Marriott-Durham - $11,900,000 for a total as-is value of $50,600,000.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 LANE PORTFOLIO

                             Additional Information

- The Lane Portfolio loan is secured by three hotels: the full-service Hilton Grand Rapids located in Kentwood, MI (224 rooms); the full-service Radisson located in Annapolis, MD (219 rooms), and a limited-service Courtyard by Marriott located in Durham, NC (146 rooms). A franchise agreement has been signed pursuant to which the Radisson hotel, located in Annapolis, MD, is scheduled to be converted to a Doubletree by the end of the year.

-    The 224-room, full-service, Hilton Grand Rapids, which is situated on a
     7.15 acre-parcel, is located in Kentwood, Michigan. The Property offers 7,695 square feet of meeting space and amenities include a lobby, restaurant, lounge, business center, indoor swimming pool, whirlpool and fitness center. The Property's current room mix consists of 101 double/double rooms and 123 king rooms. The Hotel was developed and opened as a Hilton in 1979 with renovations in 1986 and 2004.

- The 219-room, full-service, Radisson Annapolis, which is situated on a 5.71 acre-parcel, is located in Annapolis, Maryland. The hotel consists of a three-story building containing 100 guestrooms that was developed in 1961, and a six-story building containing 119 guestrooms that was developed in 1985. The buildings are connected by a main concourse. The Property offers 8,760 square feet of meeting space, and amenities include a lobby, restaurant, lounge, business center, outdoor swimming pool, whirlpool, fitness center, and gift shop. The Property's current room mix consists of 126 double/double rooms, 88 king rooms, and 5 suites.

- The 146-room, limited-service, Courtyard by Marriott Durham, which is situated on a 2.5 acre-parcel, is located in Durham, North Carolina. The Property offers 1,270 square feet of meeting space, a Courtyard Cafe restaurant, outdoor pool, whirlpool, exercise facility, and business center. The Property's current room mix consists of 83 king rooms and 63 double/double rooms. The Hotel was developed in 1997.

- The Borrowers are Largo SPE, LLC and Largo Annapolis, LLC. The sponsor is Lane Hospitality, Inc. and Largo Annapolis SPE, LLC. The Properties are managed by Lane Hotels, Inc.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                 LANE PORTFOLIO

                              RADISSON - ANNAPOLIS

               YEAR                             OCCUPANCY                         ADR                               REVPAR
               ----                             ---------                         ---                               ------
            U/W As-Is                             66.1%                        $  103.60                           $  68.48
        U/W As-Stabilized                         71.0%                        $  126.00                           $  89.46
              T-12 (1)                            66.1%                        $  103.60                           $  68.48
               2004                               61.4%                        $   99.49                           $  61.13
               2003                               56.0%                        $   97.78                           $  54.76

                          HILTON - GRAND RAPIDS AIRPORT

               YEAR                             OCCUPANCY                         ADR                               REVPAR
               ----                             ---------                         ---                               ------
            U/W As-Is                             71.3%                        $   81.71                           $  58.27
        U/W As-Stabilized                         70.5%                        $   94.00                           $  66.27
              T-12 (1)                            71.3%                        $   81.71                           $  58.27
               2004                               72.6%                        $   78.82                           $  57.21
               2003                               74.1%                        $   78.42                           $  58.10

                         COURTYARD BY MARRIOTT - DURHAM

               YEAR                             OCCUPANCY                         ADR                                REVPAR
               ----                             ---------                         ---                                ------
            U/W As-Is                             67.7%                        $   82.75                           $  55.99
        U/W As-Stabilized                         67.5%                        $   91.99                           $  62.09
              T-12 (1)                            67.7%                        $   82.75                           $  55.99
               2004                               67.5%                        $   80.27                           $  54.17
               2003                               65.3%                        $   77.61                           $  50.69

(1)  Trailing 12 months ending October 31, 2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  WESTGATE WEST

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  WESTGATE WEST

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $41,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $41,000,000

FIRST PAYMENT DATE:                            November 11, 2005

MORTAGE INTEREST RATE:                         5.3400% per annum

AMORTIZATION TERM:                             360 months(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 October 11, 2015

MATURITY BALANCE:                              $36,554,597

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance until the date that is
                                               three months prior to the Maturity Date.

LOAN PER SQUARE FOOT:                          $174(1)

UP-FRONT RESERVES:                             Environment Reserve:                        $  11,200

                                               TI/LLC Reserve:                             $ 175,000

                                               Repair Reserve:                             $  12,500

ONGOING RESERVES:                              Tax and Insurance Reserve(3):                     Yes
    (MONTHLY)
                                               Replacement Reserce(4):                     $   3,929

                                               TI/LC Reserve(4):                           $  11,667

LOCKBOX:                                       Springing

MEZZANINE:                                     None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Retail

PROPERTY SUB-TYPE:                             Anchored

LOCATION:                                      San Jose, CA

YEAR BUILT/RENOVATED:                          1962/1996

SQUARE FEET:                                   235.766

OCCUPANCY AT U/W(6):                           98%

OWNERSHIP INTEREST:                            Fee

MAJOR TENANT(S)                 NRSF              % OF TOTAL NRSF         LEASE EXPIRATION
---------------                 ----              ---------------         ----------------
Longs Drug Store                 62,400                 26.5%                   2/28/2014

Orchard Supply Hardware          52,840                 22.4%                   12/31/2008

Ethan Allen                      17,000                  7.2%                   6/30/2007

PROPERTY MANAGEMENT:                              West Valley Propeties, Inc.

                           12/31/2003     12/31/2004       8/31/2005             U/W
                           ----------     ----------       ---------             ---
NET OPERATING INCOME:     $  3,342,004   $  3,258,367    $  3,551,830        $  3,540,593

NET CASH FLOW:                                                               $  3,439,641

DSCR:                                                                                1.25x

APPRAISED VALUE:                               $66,300,000

APPRAISAL DATE:                                September 16, 2005

CUT-OFF DATE LTV RATIO(1):                     61.8%

MATURITY LTV RATIO:                            55.1%

(1)  Based on the March 2006 cut-off date principal date.
(2)  The Westgate West Loan has an initial interest-only period of 36 months.
(3) The borrower is not required to make monthly payments into a tax reserve for any portion of the Westgate West Property that is occupied by a tenant that pays real propety taxes directly to the taxing agency so long as (i) such tenant is obligated under the terms of its lease to pay taxes assessed against its leased premises directly to the taxing agency, (ii) such tenant pays prior to delinquency all tax assessments against its leased premises, and (iii) borrower delivers to lender not less than ten (10) days prior to the delinquency date thereof satisfactory evidence (i.e. a paid receipt) that all such taxes have been timely paid by the tenent.
(4) The borrower is required to deposit $3,929 per month into a replacement reserve to fund ongoing repairs and replacements, PROVIDED that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $94,306.
(5) The borrower is required to deposit $11,667 per month into the TI/LLC reserve to fund tenant improvements and leasing commissions, PROVIDED that the borrower will not be required to make any payments into the TI/LLC reserve if the balance of the reserve equals or exceeds $420,000. The borrower is permitted is permitted to deliver a letter of credit in lieu of making monthly deposits into such TI/LC reserve.
(6)  Occupancy is based on the Novemeber 1, 2005 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  WESTGATE WEST

                             ADDITIONAL INFORMATION

- Westgate West Shopping Center (the "Center" or "Westgate") is a 235,766 square foot anchored retail center located on the northeast corner of Lawrence Expressway and Prospect Road in San Jose, CA, approximately eight miles southwest of the San Jose CBD.

- The Center consists of ten, one-story buildings constructed in phases between 1962 and 1996 and is anchored by Longs Drug Store (26.5% of NRA and 2004 sales of $432/SF), Orchard Supply Hardware (22.4% of NRA and 2004 sales of $330/SF) and Ethan Allen (7.2% of NRA and 2004 sales of $1,029/SF); there is also a Trader Joe's, occupying 3.9% of the NRA and with 2004 sales of $390/SF. In all, Westgate has 42 tenants and is currently 98% occupied.

- The Center is situated on nine contiguous and irregularly shaped parcels of land, totaling approximately 19.8 acres and is located about two miles south of the interchange with I-280, and four miles from the intersection of I-280 and I-880. Access to the asphalt-surfaced parking lots are provided from two driveway entrances along Graves Avenue to the north, from three driveway entrances along Prospect Road to the south, and from one driveway entrance along Lawrence Expressway to the west.

- San Jose has a population of 945,000, making it the third largest city in California and the tenth largest in the U.S. The San Jose area is home to the largest concentration of technology expertise in the world - more than 6,600 technology companies employing more than 254,000 people. The Westgate is located eight miles southwest of the San Jose CBD near the City of Saratoga, mainly an upper-income bedroom community with most residents commuting to jobs throughout Silicon Valley. Single-family housing is the predominant land use in the area, with commercial activity located along the major thoroughfares, such as Lawrence Expressway and Saratoga Avenue. The Center's neighborhood is a popular shopping destination in west San Jose, due to the popularity of Westgate Mall and El Paso de Saratoga, both regional shopping centers. The Center is situated on the southeast corner of Saratoga and Campbell Avenues, two major traffic arteries. The immediate area is a hub of retail activity, with shopping centers located on northeast, northwest, and southwest portions of this major intersection. The intersection is estimated to have a traffic count of approximately 65,000 cars per day.

- According to Reis 3rd Quarter 2005 report, the San Jose Neighborhood Retail market contained 11,057,000 square feet of retail space, of which 467,000 square feet, or 4.2%, was vacant. Average asking rent was $28.37/SF (NNN), up by 1.4% from 2Q 2005 average asking rent of $27.97/SF.

- Westgate is considered as part of the West County Retail Submarket. As of 3Q 2005, the West County Neighborhood Retail Submarket contained 1,831,000 square feet of space, of which 11,000 square feet, or 0.6% was vacant. Average asking rent was $32.55/SF (NNN), down slightly from 2Q 2005 average asking rent of $32.66/SF. Westgate currently has in-place average in-line rents of $26.60/SF (NNN). Average sales across the entire Center was $417/SF in 2004, resulting in an occupancy cost of 6.1%.

- The sponsor and general partner of the borrowing entity is Jonathan Rayden, President of West Valley Properties, Inc., who has also managed the Center since acquiring it in 2002. West Valley Properties, Inc. is a real estate syndication, portfolio/asset manager, and real estate brokerage firm, which was formed by Jonathan Rayden in 1975. Since that time, Mr. Rayden has organized in excess of 60 limited partnerships and LLCs, and has managed a portfolio of over 50 commercial properties and over 5,000 residential income units. The commercial properties include retail shopping centers, single tenant office/R&D buildings and multi-tenant office buildings.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                                  WESTGATE WEST

LEASE ROLLOVER SCHEDULE (1)

                                                                                             % OF TOTAL BASE      CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR          ROLLING       PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------
         MTM             1           $   17.17                0.6%               0.6%              0.7%                 0.7%
        2006             7           $   26.93                6.4%               7.0%             11.2%                11.9%
        2007             6           $   15.45               12.7%              19.7%             12.8%                24.8%
        2008            11           $   11.40               30.6%              50.3%             22.7%                47.5%
        2009             4           $   29.40                3.4%              53.8%              6.6%                54.0%
        2010             8           $   28.40               11.8%              65.5%             21.8%                75.8%
        2013             5           $   23.48                4.2%              69.8%              6.5%                82.3%
        2014             2           $    8.35               27.4%              97.1%             14.9%                97.2%
        2015             2           $   39.46                1.1%              98.2%              2.8%               100.0%
       Vacant           N/A                N/A                1.8%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 11/1/2005.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                     RESIDENCE INN BY MARRIOTT CAPITOL HILL

[GRAPHIC]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                     RESIDENCE INN BY MARRIOTT CAPITOL HILL

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                    $40,500,000

CUT-OFF DATE PRINCIPAL BALANCE(1):             $40,500,000

FIRST PAYMENT DATE:                            August 1, 2005

MORTGAGE INTEREST RATE:                        6.1100% per annum

AMORTIZATION TERM:                             300 month(2)

HYPERAMORTIZATION:                             N/A

ARD DATE:                                      N/A

MATURITY DATE:                                 July 1, 2015

MATURITY BALANCE:                              $32,655,757

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance through and including
                                               the date that is four months prior to the
                                               Maturity Date.

LOAN PER ROOM(1):                              $173,820

UP-FRONT RESERVES:                             Replacement Reserve:                         $  1,000

ONGOING RESERVES:                              Tax and Insurance Reserve:                        Yes

    (MONTHLY)                                  Replacement Reserve:                         $ 40,400

LOCKBOX:                                       Springing

MEZZANINE:                                     Permitted

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Hotel

PROPERTY SUB-TYPE:                             Limited Service

LOCATION:                                      Washington, DC

YEAR BUILT/RENOVATED:                          2005/N/A

ROOMS:                                         233

U/W OCCUPANCY:                                 80%

OWNERSHIP INTEREST:                            Fee

PROPERTY MANAGEMENT:                           Hospitality Partners

                                                           12/31/2005           U/W
                                                           ----------           ---
NET OPERATING INCOME:                                    $  4,164,313        $  5,315,893

NET CASH FLOW:                                                               $  4,710,211

DSCR:                                                                                1.49x

APPRAISED VALUE:                               $58,400,000

APPRAISAL DATE:                                April 1, 2005

CUT-OFF DATE LTV RATIO(1):                     69.3%

MATURITY/ARD LTV RATIO:                        55.9%

(1)  Based on the March 2006 cut-off date principal balance.
(2) The Residence Inn by Marriott Capitol Hill has an initial interest-only period of 12 months.

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                     RESIDENCE INN BY MARRIOTT CAPITOL HILL

                             Additional Information

- Residence Inn by Marriott Capitol Hill, located in Washington, D.C., is a 13-story, limited-service hotel containing 233 guest suites totaling approximately 235,900 square feet of gross building area. The Property operates as a Residence Inn by Marriott under a license agreement with Marriott International, Inc.

- The Property features 1,400 square feet of meeting space, an indoor swimming pool and whirlpool spa, an exercise room, a gift shop, guest laundry facilities and 104 underground parking spaces.

- The Property was newly constructed and opened for business in January 2005. The guestroom mix includes 114 studios, 91 one-bedrooms, 24 two-bedrooms and four executive suites. In addition to separate living and sleeping areas, all guestrooms contain a fully-equipped kitchen with a standard-size refrigerator, stove/cook-top, microwave, dishwasher and a selection of cookware, utensils and dinnerware.

- The Property is well located on E Street between 3rd and 4th Streets in southwest Washington DC, in close proximity to the U.S. Capitol, the National Air and Space Museum and the newly opened National Museum of the American Indian. It is also in close proximity to two Metro stops.

- The Borrower is Southwest Capitol Associates LLC. The Sponsor is The Donohoe Companies, Inc. The Property operates under a management agreement with Hospitality Partners.

                     RESIDENCE INN BY MARRIOTT CAPITOL HILL

               YEAR              OCCUPANCY          ADR                     REVPAR
               ----              ---------          ---                     ------
               U/W                 80.0%          $  170.00                $   136.00
               2005                71.7%          $  175.51                $   125.82

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSMC 2006-C1        COLLATERAL AND STRUCTURAL TERM SHEET       FEBRUARY 24, 2006

CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                               PHONE                           FAX                   E-MAIL
BARRY POLEN
MANAGING DIRECTOR                     212.325.3295                    212.325.8104          barry.polen@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR                     212.538.8737                    212.743.4762          ken.rivkin@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR                     212.325.3295                    212.743.4790          chris.anderson@credit-suisse.com

ANDREW WINER
DIRECTOR                              212.325.3295                    212.743.4521          andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                              212.325.2648                    212.743.5830          derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT                        212.325.3492                    212.743.4827          jason.fruchtman@credit-suisse.com

WILLIAM CUMBY
ASSOCIATE                             212.325.3295                    212.743.4723          william.cumby@credit-suisse.com

BRIAN TROTTA
ANALYST                               212.325.3295                    212.743.4734          brian.trotta@credit-suisse.com

                               STRUCTURED FINANCE

CONTACT                               PHONE                           FAX                   E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR                     212.325.5584                    212.743.5227          jeffrey.altabef@credit-suisse.com

PRASHANT RAJ
VICE PRESIDENT                        212.538.5773                    212.743.5171          prashant.raj@credit-suisse.com

SENAY DAWIT
ASSOCIATE                             212.538.8734                    212.743.4760          senay.dawit@credit-suisse.com

NICHOLAS DIAMOND
ANALYST                               212.538.1808                    917.326.7874          nicholas.diamond@credit-suisse.com

YOUSAF SAMI
ANALYST                               212.325.5579                    212.743.4860          yousaf.sami@credit-suisse.com

JACKSON SASTRI
ANALYST                               212.538.2103                    212.322.0876          jackson.sastri@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

                                       72